UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

RARE ELEMENT RESOURCES LTD.

(Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Notice of Annual Meeting of Shareholders

and

Management Information Circular

For the Fiscal Year Ended

December 31, 2017

RARE ELEMENT RESOURCES LTD.

P.O. Box 271049

Littleton, Colorado 80127

Dear Shareholder:

We are pleased to update you on our measurable progress since our last annual meeting of shareholders.  We have been working diligently to deliver on our prior commitment to conserve your Company’s resources while seeking a financial or strategic partner to allow us to make key decisions as to the progress of the Bear Lodge Rare Earth Elements Project.  In October 2017, we delivered on that milestone by securing an investment in the Company by Synchron, an affiliate of General Atomics, a leading company for high-technology systems for defense and energy applications.  With this investment, we are now able to move forward on our innovative proprietary separation technology and, when market conditions allow, with the advancement of one of the world’s premier rare earth projects located in favorable northeast Wyoming.  Accordingly, your Board of Directors is considering a work plan that will seek to advance and enhance our proprietary technology through further pilot plant testing, engage in engineering to optimize our mine plan, and formally restart the permitting and licensing of the project which was suspended in early 2016 to conserve our cash resources.

During 2017, we continued to protect your investment in the Bear Lodge Rare Earth Elements Project by carefully managing our costs and safeguarding our assets, while we monitored the rare earth markets.  We have seen some improvement in the rare earth market in recent months due in part to increased demand for certain rare earths, especially for high strength permanent magnet applications like hybrid and electric automobiles, wind generation and defense.  Our relationship with Synchron, a General Atomics affiliate, breathed new energy into our resolve to make Bear Lodge the next domestic rare earth project.  Today, we are poised to move forward, when the timing is optimal, to ultimately become a cornerstone for the re-establishment of a North American rare earth supply chain.

At the Annual Meeting of Shareholders for the fiscal year ended December 31, 2017, the Board of Directors recommends you vote affirmatively:

•

to elect our Board of Directors;

•

to ratify the appointment of EKS&H LLLP, Certified Public Accountants, as our independent registered public accounting firm;

•

to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officer as disclosed in the enclosed information and proxy circular;

•

on a non-binding advisory basis, to hold future advisory votes on the compensation of the Company’s named executive officers every three years; and

•

to transact such other business that properly comes before the Annual Meeting.

Your affirmative vote will continue positioning the Company for future success.

We hope you will attend this year’s Annual Meeting of Shareholders for the fiscal year ended December 31, 2017 to be held at the offices of General Atomics affiliates, 7800 East Dorado Place, 2nd Floor Conference Room, Greenwood Village, Colorado 80111, at 3:00 p.m. local time on May 24, 2018.

Only shareholders of record at the close of business on March 29, 2018 are entitled to notice of, and to vote at, the Annual Meeting.

Respectfully,

RANDALL J. SCOTT
President, Chief Executive Officer and Director

Littleton, Colorado
April 13, 2018

2

RARE ELEMENT RESOURCES LTD.

P.O. Box 271049

Littleton, Colorado 80127

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that an annual meeting of the shareholders of Rare Element Resources Ltd. (the “Company”) for the fiscal year ended December 31, 2017 will be held at the offices of General Atomics affiliates, 7800 East Dorado Place, 2nd Floor Conference Room, Greenwood Village, Colorado 80111 on Thursday, May 24, 2018 at 3:00 p.m. (Mountain Standard Time) (the “Meeting”).  At the Meeting, shareholders will receive the audited financial statements for the fiscal year ended December 31, 2017, together with the auditor’s report thereon, and consider resolutions to:

1.

Elect directors of the Company to serve until our next annual meeting, or until their successors are duly elected or appointed;

2.

Ratify the appointment of EKS&H LLLP, Certified Public Accountants, as auditor of the Company for fiscal year ended December 31, 2017;

3.

Approve, on a non-binding advisory basis, the compensation of the Company’s named executive officer as disclosed in the enclosed information and proxy circular;

4.

Approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers; and

5.

Transact such other business as may properly be put before the Meeting.

Nominees for directors to be elected at the Meeting are set forth in the enclosed information and proxy circular.

Only shareholders of record at the close of business on March 29, 2018, the record date for the Meeting fixed by the Board of Directors, are entitled to notice of, and to vote at, the Meeting.

YOUR VOTE IS IMPORTANT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 24, 2018.  OUR INFORMATION AND PROXY CIRCULAR IS ATTACHED.  FINANCIAL AND OTHER INFORMATION CONCERNING RARE ELEMENT RESOURCES LTD.  IS CONTAINED IN OUR 2017 REPORT TO SHAREHOLDERS.  YOU MAY ACCESS THIS PROXY STATEMENT AND OUR 2017 ANNUAL REPORT TO SHAREHOLDERS AT http://materials.proxyvote.com/75381M.

Whether or not you plan to attend the Meeting, we urge you to vote and submit your proxy in order to ensure the presence of a quorum.

Registered holders may vote:

1.

By Internet:  go to http://www.proxyvote.com

2.

By toll-free telephone:  call 1-800-690-6903; or

3.

By mail (if you received a paper copy of the proxy materials by mail):  mark, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope.

1

Beneficial Shareholders.  If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.

By order of the Board of Directors,

RANDALL J. SCOTT

President, Chief Executive Officer and Director

Littleton, Colorado

April 13, 2018

2

TABLE OF CONTENTS

Page

SOLICITATION OF PROXIES

1

APPOINTMENT AND REVOCATION OF PROXY

1

Appointment of Proxy

1

Revocation of Proxy

1

Provisions Relating to Voting of Proxies

2

Exercise of Discretion by Proxyholders

2

Non-Registered Holders

2

Financial Statements

3

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

4

Broker Non-Votes, Abstentions and Voting Requirements

4

Ownership of Common Shares by Certain Beneficial Owners

5

PROPOSAL NO. 1: ELECTION OF DIRECTORS

6

Director and Nominee Experience and Qualifications

6

Executive Committee

10

Director Independence

10

Family Relationships

10

Arrangements between Officers and Directors

11

Corporate Cease Trade Orders or Bankruptcies

11

Individual Bankruptcies

11

Penalties or Sanctions

11

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

12

Auditor

12

PROPOSAL NO. 3: ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION

13

PROPOSAL NO. 4: ADVISORY RESOLUTION ON THE FREQUENCY OF FUTURE

ADVISORY VOTES ON EXECUTIVE COMPENSATION

15

EXECUTIVE OFFICERS

17

Named Executive Officers

17

SHARE OWNERSHIP TABLE

18

Change in Control

18

Quorum

18

Dissenters’ Rights of Appraisal

18

CORPORATE GOVERNANCE DISCLOSURE

19

Communications with the Board of Directors

21

Board Leadership Structure

21

Ethical Business Conduct

22

Board Role in Risk Oversight

22

NOMINATING, CORPORATE GOVERNANCE AND COMPENSATION COMMITTEE

23

NCG&C Committee Charter

23

Board Nominating Procedures

23

Gender Diversity on the Board

23

Term Limits and Board Composition

24

Compensation Functions

24

i

AUDIT COMMITTEE REPORT

24

Audit Committee Charter

25

Independence

25

Audit Committee Financial Expert

25

Audit Committee Oversight

25

Audit Committee Report

25

Pre-Approval Policies and Procedures

26

Audit Fees

26

COMPENSATION DISCUSSION AND ANALYSIS

27

Executive Compensation Program Objectives

27

Determining Executive Compensation

27

Role of Executive Officers in Determining Compensation

27

Competitive Market Assessment and Other Factors

27

Compensation Components

28

Effects of Regulatory Requirements on Executive Compensation

30

Nonqualified Deferred Compensation

30

Nominating, Corporate Governance and Compensation Committee Interlocks and Insider

Participation

30

NOMINATING, CORPORATE GOVERNANCE AND COMPENSATION COMMITTEE

REPORT

31

SUMMARY COMPENSATION TABLE

31

Narrative Discussion of Compensation and Plan-Based Awards

31

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

34

OPTION EXERCISES

35

PENSION BENEFITS AND NON-QUALIFIED DEFERRED COMPENSATION

35

POTENTIAL PAYMENTS UPON TERMINATION

35

DIRECTOR COMPENSATION

35

EQUITY COMPENSATION PLAN INFORMATION

36

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

36

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

36

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

37

MANAGEMENT CONTRACTS

37

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PARTIES

37

GENERAL MATTERS

37

SHAREHOLDER PROPOSALS

37

Advance Notice Policy

38

ADDITIONAL INFORMATION AND AVAILABILITY OF DOCUMENTS

38

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

39

MULTIPLE SHAREHOLDERS SHARING THE SAME ADDRESS

39

BOARD APPROVAL

39

ii

RARE ELEMENT RESOURCES LTD.

P.O. Box 271049

Littleton, Colorado 80127

INFORMATION AND PROXY CIRCULAR
(as at December 31, 2017, except as otherwise indicated)

SOLICITATION OF PROXIES

This information and proxy circular (the “Circular”) is provided in connection with the solicitation of proxies by the management and board of directors (the “Board”) of Rare Element Resources Ltd. (the “Company”).  The form of proxy which accompanies this Circular (the “Proxy”) is for use at the annual meeting of the shareholders of the Company for fiscal year ended December 31, 2017 to be held on Thursday, May 24, 2018 (the “Meeting”), at the time and place set out in the accompanying notice of meeting (the “Notice of Meeting”).

The solicitation of proxies by management and the Board of the Company will be made primarily by notice and access to electronic materials on the Internet or by mail, but solicitation may be made by telephone or in person with the cost of such solicitation to be borne by the Company.

It is anticipated that this Circular and the accompanying Proxy will be first mailed to shareholders on or about April 13, 2018.

The corporate headquarters and executive offices of the Company are located at P.O. Box 271049, Littleton, Colorado 80127, and its telephone number is (720) 278-2460.

All references to currency in this Circular are in U.S. dollars, unless otherwise indicated.

APPOINTMENT AND REVOCATION OF PROXY

Appointment of Proxy

The persons named in the Proxy are directors and/or officers of the Company.  A registered shareholder has the right to designate a person or company (which need not be a shareholder) other than the persons named in the Proxy to represent the shareholder at the Meeting.  A registered shareholder who wishes to appoint some other person or company to serve as his, her or its representative at the Meeting may do so by striking out the printed names and inserting the desired person’s name in the blank space provided in the Proxy.  The instrument appointing a proxyholder must be in writing and signed by the registered shareholder or such registered shareholder’s attorney authorized in writing, or if the registered shareholder is a corporation, by a duly authorized officer or attorney of such corporation.  An undated but executed proxy will be deemed to be dated the date of the mailing of the proxy by the Company or its agent.

If you received a paper copy of the proxy materials by mail and wish to vote your proxy by mail, mark your vote on the enclosed proxy card; then follow the directions on the card.  To vote your proxy using the Internet or by telephone, see the instructions set forth on the Notice of Meeting included with this Circular or the Notice of Internet Availability of Proxy Materials mailed to our shareholders on or about April 13, 2018.

Revocation of Proxy

A registered shareholder may revoke the Proxy by:

(a)

signing a Proxy with a later date and delivering it to the registered office of the Company at any time up to and including the last business day before the day set for the Meeting;

(b)

signing and dating a written notice of revocation and delivering it to the registered office of the Company at any time up to and including the last business day before the day set for the Meeting;

(c)

signing and dating a written notice of revocation and providing it at the beginning of the Meeting to the chair of the Meeting; or

(d)

attending the Meeting or any adjournment of the Meeting and registering with the scrutineer as a shareholder present in person.

Provisions Relating to Voting of Proxies

The common shares of the Company (the “Common Shares”) represented by Proxy in the enclosed form will be voted or withheld from voting by the designated proxyholder in accordance with the direction of the registered shareholder appointing him.  If there is no direction by the registered shareholder, those Common Shares for which management and the Board are the designated proxyholders will be voted in accordance with the Board’s recommendation for such matter or matters, as described under each such proposal in this Circular.

Exercise of Discretion by Proxyholders

The Proxy gives the person named in it the discretion to vote as such person sees fit on any amendments or variations to matters identified in the Notice of Meeting, or any other matters which may properly come before the Meeting, subject to any limitation imposed by applicable law.  At the time of printing of this Circular, management of the Company knows of no other matters which may come before the Meeting other than those referred to in the Notice of Meeting.  If any amendment or variation or other matter comes before the Meeting, the persons named in the proxy will vote in accordance with their best judgment on such amendment, variation or other matter, subject to any limitation imposed by applicable law.

Non-Registered Holders

The information set out in this section is important to many shareholders, as a substantial number of shareholders do not hold their Common Shares in their own name.

Only registered shareholders or duly appointed proxyholders are permitted to vote at the Meeting.  Most shareholders of the Company are “non-registered” shareholders because the shares they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the shares.  A person is not a registered shareholder (a “Non-Registered Holder”) in respect of shares which are held either (a) in the name of an intermediary (an “Intermediary”) that the Non-Registered Holder deals with in respect of the shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered registered retirement savings plans (“RRSPs”), registered retirement income funds (“RRIFs”), registered education savings plans (“RESPs”) and similar plans); or (b) in the name of a clearing agency (such as CDS Clearing and Depository Services Inc. (“CDS”) in Canada and the Depository Trust Company (“DTC”) in the United States), of which the Intermediary is a participant.

The Company has elected to use the notice and access rules (“Notice and Access”) established by U.S. federal securities laws and as permitted under National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”) in respect of the provision of the Notice of Meeting, this Circular and the Proxy (collectively, the “Meeting Materials”) to its registered shareholders and Non-Registered Holders.  The Notice and Access rules allow an issuer to post electronic versions of its proxy-related materials, rather than mailing paper copies to its shareholders, and provide instructions on how shareholders may access the Meeting Materials electronically or request a paper copy of the Meeting Materials.

Non-Registered Holders who have not objected to their Intermediary disclosing certain ownership information about themselves to the Company are referred to as Non-Objecting Beneficial Owners, or “NOBOs.”  Those Non-Registered Holders who have objected to their Intermediary disclosing to the Company ownership information about themselves are referred to as Objecting Beneficial Owners, or “OBOs.”  In accordance with the requirements of NI 54-101, the Company has elected to send the applicable Meeting Materials prescribed by the Notice and Access rules directly to the NOBOs, and indirectly through Intermediaries to the OBOs.  The Intermediaries (or their service companies) are responsible for forwarding the applicable Meeting Materials to each OBO (including the costs associated therewith), unless the OBO has waived the right to receive them.

Intermediaries will frequently use service companies to forward the meeting materials to the OBOs.  Generally, an OBO who has not waived the right to receive meeting materials will either:

(a)

be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), which is restricted as to the number of shares beneficially owned by the OBO and must be completed, but not signed, by the OBO and deposited with Computershare, the Company’s transfer agent; or

(b)

more typically, be given a voting instruction form (“VIF”) which is not signed by the Intermediary, and which, when properly completed and signed by the OBO and returned to the Intermediary or its service company, will constitute voting instructions which the Intermediary must follow.

If you are a Non-Registered Holder, and the Company or its agent has sent the applicable Meeting Materials to you, your name and address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding securities on your behalf.  By choosing to send these materials to you directly, the Company (and not the Intermediary holding securities on your behalf) has assumed responsibility for (i) delivering these materials to you and (ii) executing your proper voting instructions.  Please return your voting instructions as specified in the request for voting instruction.

The applicable Meeting Materials sent to NOBOs who have not waived the right to receive meeting materials are accompanied by a VIF, instead of a Proxy.  By returning the VIF in accordance with the instructions noted on it, a NOBO is able to instruct the voting of his, her or its shares.

VIFs, whether provided by the Company or by an Intermediary, should be completed and returned in accordance with the specific instructions noted on the VIF.  The purpose of this procedure is to permit Non-Registered Holders to direct the voting of the shares which they beneficially own.  Should a Non-Registered Holder who receives a VIF wish to attend the Meeting or have someone else attend on his, her or its behalf, the Non-Registered Holder may request a legal proxy as set forth in the VIF, which will grant the Non-Registered Holder, or his, her or its nominee, the right to attend and vote at the Meeting.

Please return your voting instructions as specified in the VIF.  Non-Registered Holders should carefully follow the instructions set out in the VIF, including those regarding when and where the VIF is to be delivered.

Financial Statements

The audited financial statements of the Company for the fiscal year ended December 31, 2017, together with the auditor’s report on those statements (the “Financial Statements”), are included in these proxy materials and will be presented to the shareholders at the Meeting.

A copy of the Company’s Annual Report on Form 10-K, including financial statements, required to be filed with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the fiscal year ended December 31, 2017 may be obtained by any beneficial owner of the Common Shares, determined as of March 29, 2018, free of charge on the Company’s website (www.rareelementresources.com) or by written request to:

Corporate Secretary

Rare Element Resources Ltd.

P.O. Box 271049

Littleton, Colorado 80127

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

As at April 6, 2018, the Company’s authorized capital consists of an unlimited number of Common Shares without par value of which 79,591,880 Common Shares are issued and outstanding.  Each Common Share in the capital of the Company carries the right to one vote.  Voting rights are not cumulative.

The Board has fixed the close of business on March 29, 2018 as the record date for the purpose of determining the shareholders entitled to receive notice of and to vote at the Meeting, but failure of any shareholder to receive notice of the Meeting does not deprive such shareholder of the entitlement to vote at the Meeting.  Only shareholders of record at the close of business on March 29, 2018 who either personally attend the Meeting or who have completed and delivered a Proxy in the manner and subject to the provisions described herein will be entitled to vote or to have his, her or its Common Shares voted at the Meeting.

Shareholders who wish to be represented by proxy at the Meeting must deliver their Proxies at the place and within the time set forth in the notes to the Proxy in order to entitle the person appointed by the Proxy to attend and vote.

Broker Non-Votes, Abstentions and Voting Requirements

Brokers and intermediaries holding Common Shares in street name for their customers are required to vote the Common Shares in the manner directed by their clients.  Under the Business Corporations Act (British Columbia), brokers are not entitled to vote shares held in street name for their customers where they have not received written voting instructions from the Non-Registered Holders of those shares.  Under applicable U.S. rules, brokers are prohibited from giving proxies to vote on non-routine matters (including, but not limited to, director elections and executive compensation matters) unless the beneficial owner of such shares has given voting instructions on the matter.  The absence of a vote on a matter where the broker has not received written voting instructions from a Non-Registered Holder is referred to as a “broker non-vote.”

The directors must be elected by an affirmative vote of a plurality of the votes cast, either in person or by proxy, at the Meeting on this matter.  Plurality voting means that the seven directors receiving the greatest number of “FOR” votes will be elected to the Board.  Cumulative voting (i.e., a form of voting where shareholders are permitted to cast all of their aggregate votes for a single nominee) will not be permitted.  Therefore, any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of directors.

The ratification of the appointment of the independent registered public accounting firm requires an affirmative vote of a plurality of the votes cast, either in person or by proxy, at the Meeting on this matter.  Therefore, any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the proposal to ratify the appointment of the independent public accounting firm.

The advisory resolution regarding the compensation of the Company’s named executive officer will be approved if passed by an affirmative vote of a majority of the votes cast, either in person or by proxy, at the Meeting on this matter.  Therefore, any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the advisory resolution regarding the compensation of the Company’s named executive officer.

The option of three years, two years or one year that is passed by an affirmative vote of a plurality of the votes cast, either in person or by proxy, at the Meeting on this matter will be the frequency for the advisory vote on the compensation of our named executive officers that has been selected by shareholders.  Therefore, any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the advisory resolution regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers.

Ownership of Common Shares by Certain Beneficial Owners

The following table sets forth information (as of the date indicated) as to all persons or groups known to the Company to beneficially own, control or direct, directly or directly, 5% or more of the issued and outstanding Common Shares of the Company as of April 6, 2018:

Name and Address of Beneficial Holder	Common Shares Beneficially Owned (1)	Percentage of Class (2)
Synchron, 3550 General Atomics Court, San Diego, California 92121-1122 General Atomic Technologies Corporation, 3550 General Atomics Court, San Diego, California 92121-1122 Tenaya Corporation, P.O. Box 910304, San Diego, California, 92191-0304	50,825,000	48.98%

(1)

Includes 26,650,000 Common Shares and 24,175,000 Common Shares which may be acquired pursuant to the exercise of an option exercisable until October 2, 2021.  The option covers such number of Common Shares that constitute approximately 15.5% of the fully diluted Common Shares of the Company.  This information is based on a Schedule 13D filed on October 19, 2017 by Synchron, General Atomic Technologies Corporation and Tenaya Corporation.  Synchron has sole voting and dispositive power over the shares listed.

(2)

Calculated based on 79,591,880 Common Shares outstanding as of April 6, 2018 and in accordance with Rule 13d-3(d)(1) under the Exchange Act.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS

Director and Nominee Experience and Qualifications

The Board believes that, as a whole, it should possess a combination of skills, professional experience and diversity of viewpoints necessary to oversee the Company’s business.  In addition, the Board believes that there are certain attributes that every director should possess, as reflected in the Board’s membership criteria (further described below).  Accordingly, the Board and the Nominating, Corporate Governance and Compensation Committee (“NCG&C Committee”) consider the qualifications of director and director candidates individually and in the broader context of the Board’s overall composition and the Company’s current and future needs.

The NCG&C Committee reviews and makes recommendations regarding the composition and size of the Board in order to ensure that the Board has the requisite expertise and its membership consists of persons with sufficiently diverse and independent backgrounds.  Board membership criteria include items relating to ethics, integrity and values, sound business judgment, professional experience, industry knowledge, and diversity of viewpoints, all in the context of an assessment of the perceived needs of the Board at that point in time.  The Board, as a whole, should possess a variety of skills, occupational and personal backgrounds, experiences and perspectives necessary to oversee the Company’s business.  In addition, Board members generally should have relevant technical skills or financial acumen that demonstrates an understanding of the financial and operational aspects of a rare earth and gold mining exploration and development company.

In evaluating director candidates and considering incumbent directors for re-nomination, the Board and the NCG&C Committee have not formulated any specific minimum qualifications but rather consider a variety of factors.  These include each nominee’s independence, financial acumen, personal accomplishments, career specialization, and experience in light of the needs of the Company.  For incumbent directors, the factors also include past performance on the Board.

Pursuant to and subject to the terms and conditions of the Investment Agreement, dated as of October 2, 2017, between the Company and Synchron, as long as Synchron’s fully diluted ownership in the Company is at least 33.0%, Synchron has the right to designate two directors for appointment or election to the Board, where the Board is comprised of six or seven directors following such appointment.  If Synchron continues to own the 26,650,000 Common Shares acquired on October 2, 2017 and Synchron exercises its option to acquire up to an additional approximately 15.5% of the fully diluted Common Shares of the Company, then Synchron will have the right to designate one additional director for appointment or election to the Board.

Seven directors are to be elected at the Meeting, representing an increase in Board size of one member from the prior six-member Board.  Each Board member will serve until the next annual general meeting of the shareholders or until his successor is duly elected or appointed.  All incumbent directors are standing for re-election at the Meeting, and F. Steven Mooney, a prior member of the Board, has been nominated for election to the Board.

Each of the Board and the NCG&C Committee proposes to nominate the persons listed below for election as directors of the Company.  In the absence of instructions to the contrary, Proxies given pursuant to the solicitation by the management and Board will be voted “FOR” the nominees listed in this Circular.  The Board and the NCG&C Committee do not contemplate that any of the nominees will be unable or unwilling to serve as a director.

The following table sets out the names and ages of the nominees for election as directors; their provinces or states and country of residence; the offices they hold within the Company, if any; their occupations; and the dates since which they have served as directors of the Company:

Name, Age, Province or State and Country of Residence and Current Positions, if any, held in the Company	Unless otherwise indicated below, served as director since
RANDALL J. SCOTT, 66 Colorado, USA Director President and Chief Executive Officer, Rare Element Resources	February 3, 2012
GERALD W. GRANDEY, 71 (1)(2) Saskatchewan, Canada Director Former Chief Executive Officer, Cameco Corporation	August 2, 2013
F. STEVEN MOONEY, 83 Colorado, USA Former Director Former Chairman and Chief Executive Officer, Thompson Creek Metals Company	Served as a director from October 17, 2013 to November 16, 2017
PAUL J. SCHLAUCH, 75 (3) Colorado, USA Director Retired Partner, Holland & Hart LLP	July 5, 2011
LOWELL A. SHONK, 68 (1)(3) Arizona, USA Director Board Secretary/Audit Committee Chair, Cupric Canyon Capital LP/LLC	April 23, 2013
DAVID I. ROBERTS, 80 (3) California, USA Director President and CEO, General Atomics Uranium Resources LLC	November 17, 2017
KEN MUSHINSKI, 55 (1) California, USA Director President, Synchron	November 17, 2017

(1)

Current member of the Company’s Audit Committee, of which Lowell A. Shonk is the chair.

(2)

Gerald W. Grandey was elected Chairman of the Board on June 10, 2015.

(3)

Current member of the NCG&C Committee, of which Paul J. Schlauch is the chair.

The following are brief biographies of the Company’s directors and director nominees for election to the Board:

Randall J. Scott currently serves as President and Chief Executive Officer of the Company.  Mr. Scott is a metallurgical engineer with over 35 years of experience in the mining industry.  His experience includes leading performance teams in operations, administration, project development, program management, business development and major improvement initiatives.  Mr. Scott was appointed as a director of the Company in February 2012 and as President and Chief Executive Officer in December 2011.  Mr. Scott previously worked for Thompson Creek Metals Company Inc. as Vice President, Corporate Responsibility and Strategy from May 2011 to November 2011, as Director, Strategic Management from August 2010 to May 2011 and as Project Sponsor, Enterprise Resource Planning Implementation from January 2010 to August 2010.  Prior to that, he served as Vice President of Metals Norwest Corporation during January 2010.  From 2002 until 2009, he served as the Principal Real Estate Agent and Team Leader for Scott Home and Land Real Estate Team.  Mr. Scott held senior management positions with Cyprus Amax Coal Company and RAG American Coal Company from 1995 to 2001, and prior to that Mr. Scott held senior management positions with Cyprus Metals Company from 1989 until 1995.  Mr. Scott received his Bachelor of Science degree in metallurgical engineering from the Colorado School of Mines and his Masters of Business Administration from the University of Arizona.  Mr. Scott’s background in metallurgical engineering at operating mines and extensive, high-level executive experience with producing mining companies are valuable assets to the Board.  His understanding of mining operations, including production elements, key operating metrics, corporate responsibility and safety, presents a unique contribution to the Board.  Accordingly, the Board believes that Mr. Scott should be re-elected to serve on the Board.

Gerald W. Grandey has over 30 years of executive leadership in the mining industry.  He is the former Chief Executive Officer of Canadian-based Cameco Corporation, one of the world’s largest uranium producers, accounting for 20% of global production.  In 2010, Harvard Business Review recognized Mr. Grandey as being one of the Top 100 CEOs in the world because of the value created for shareholders during his tenure at Cameco.  After 18 years with Cameco, he retired as Chief Executive Officer and as a director in 2011.  Previously, he held senior executive positions with Concord Services and Energy Fuels Nuclear.  Mr. Grandey was recognized in 2014 for leadership in the nuclear industry with the U.S. Nuclear Energy Institutes’ William S. Lee Award; inducted into the Canadian Mining Hall of Fame in 2013; awarded the Canadian Nuclear Association’s Ian McRae Award in 2012 for his work in advancing nuclear energy in Canada; and was nominated for the 2011 Oslo Business for Peace Award in recognition of his efforts to facilitate nuclear disarmament.  He is on the Colorado School of Mines Foundation, Board of Governors; the Dean’s Advisory Council of the University of Saskatchewan’s Edwards School of Business; and is Chairman Emeritus for the London-based World Nuclear Association.  Currently, Mr. Grandey serves on the board of Nutrien Ltd. (since January 2018).  Mr. Grandey is a former board member of Potash Corporation of Saskatchewan (2011–2017), Cameco Corporation (1999–2011), Centerra Gold Inc. (2004–2010), Inmet Mining Corporation (2012–2013), Sandspring Resources Ltd. (2010–2015) and Canadian Oil Sands Limited (2011–2016).  He has a degree in geophysical engineering from the Colorado School of Mines and a law degree from Northwestern University.

Mr. Grandey has extensive, high-level executive leadership experience in the mining industry, as well as experience and education in geophysical engineering.  He brings to the Board key leadership, technical and related market expertise.  Accordingly, the Board believes that Mr. Grandey should be re-elected to serve on the Board.

F. Steven Mooney is a 50-year veteran in the mining industry.  He is the former Chairman and Chief Executive Officer of Thompson Creek Metals Company, a previously privately owned mining and metallurgical company that he founded in 1993 with the purchase of molybdenum assets from Cyprus Minerals Company and AMAX Inc.  Over the next 13 years, not only did he successfully restart operations, but he also significantly expanded production with the purchase of the Endako Project in British Columbia, Canada.  When sold in 2006, Thompson Creek Metals Company was the second largest primary molybdenum producer in the world.  Since 2007, Mr. Mooney has been the principal of a private equity and investment firm with holdings in oil and gas, minerals and real estate.  During his career, he has held executive positions with Cyprus Copper Company, a division of Cyprus Minerals, and Gulf Mineral Resources Company, a division of Gulf Oil Corporation.  He has a degree in geological engineering from the Colorado School of Mines (“CSM”) and served on its Board of Trustees for two terms, his second one as President.  In 1990, Mr. Mooney was awarded the Distinguished Achievement Medal by CSM in recognition of his significant career achievements, which were deemed to have enhanced the reputation and mission of CSM.

Mr. Mooney has extensive entrepreneurial experience as a founder of a mining company, including holding the top executive office and chairman position, as well as technical education and experience in geological engineering.  He brings to the Board key leadership vision and technical and related market expertise, including prior service on the Board (October 2013 to November 2017).  Accordingly, the Board believes that Mr. Mooney should be elected once again to serve on the Board.

Kenneth J. Mushinski currently serves as President of Synchron (since September 2017); Director, Corporate Planning and Acquisitions of General Atomics (since February 2014); President of Cotter Corporation N.S.L. (since October 2011); President of Quasar Resources Pty Ltd (since November 2014); and Vice President, Sales and Marketing of Nuclear Fuels Corporation (since June 2006).  Prior to these current positions, Mr. Mushinski served as the Engineering Manager for General Atomics Electronics Systems (2002–2006); Lead Mechanical Engineer for Electronic Systems, Inc. (1995–2002) and Senior Reactor Operator at General Atomics (1989–2012).

Mr. Mushinski serves on the boards and management committees of several affiliated General Atomics entities, including as Chairman of Cotter Corporation, Diazyme Shanghai, and Miltec Inc.  He further serves on the management committee for the Honeywell/General Atomics ConverDyn partnership.  Mr. Mushinski received a B.S. in Mechanical Engineering from San Diego State University, graduating Summa Cum Laude.

Due to his extensive background in corporate development, sales, and marketing, Mr. Mushinski is uniquely positioned to assist the Board in identifying strategic partners and customers for the Company’s products.  He additionally contributes his vast experience in corporate asset management, including finance, tax, contracting and legal.  Mr. Mushinski’s experience in the uranium industry, including specifically uranium mining in the state of Wyoming, provides the Company with valued insights on permitting and operations plans in the region.  Accordingly, the Board believes that Mr. Mushinksi should be re-elected to serve on the Board.

David I. Roberts is the President and Chief Executive Officer of General Atomics Uranium Resources LLC which owns the stock of several General Atomics affiliated uranium companies (since August 2007).  These affiliates include Rio Grande Resources and Nuclear Fuels Corporation, which have uranium properties in the United States and market uranium worldwide; Baywood Holdings Inc., which owns the Australian uranium mining and exploration companies Heathgate Resources Pty Ltd and Quasar Resources Pty Ltd; and General Atomics Energy Services, which is a partner in ConverDyn – the exclusive marketer of the services of the uranium conversion facility in Metropolis, Illinois.  Mr. Roberts’ previous positions at General Atomics include 19 years as Senior Vice President of the Advanced Technologies Group of General Atomics (June 1988–August 2007), where he was responsible for divisions involved in the development and application of advanced technologies for defense, energy and transport applications.  Previously he held staff positions performing research and development in support of advanced nuclear reactor programs (June 1968–June 1988).  Prior to joining General Atomics, Mr. Roberts was associated with the General Electric Company (May 1967–May 1968), where he was involved in development and manufacture of military re-entry vehicles, and with Rolls Royce and Associates (U.K.) supporting design and construction of nuclear submarine reactors for the Royal Navy.  Mr. Roberts was educated at London University and received an MIM (Materials Engineering) in 1960.  He is a registered professional engineer in California, a chartered engineer (U.K.), and a member of numerous professional associations.

Mr. Roberts’ extensive, high-level executive engineering and mining experience as well as business acumen are valuable to the Board.  His background and understanding of government and commercial contracting and services brings a unique perspective to the Board.  His technical expertise in both rare earths and the related uranium industry in the United States and throughout the world is an asset to the Board.  Accordingly, the Board believes that Mr. Roberts should be re-elected to serve on the Board.

Paul J. Schlauch has more than 40 years of experience in legal issues relating to the mining industry.  He was a practicing attorney at Holland & Hart LLP from February 1995 until his retirement as a Partner in December 2009 and as Of Counsel in July 2011.  His former practice included providing legal counsel on diverse mining issues, including operational and regulatory matters, litigation, arbitration, structuring and negotiation of mining related transactions, and many other legal activities associated with mining and exploration and development activities.  After retiring from Holland & Hart, Mr. Schlauch continued to provide legal consulting for the Company until July 2012.  Mr. Schlauch has worked extensively on public land legal issues as they relate to location, maintenance and patenting of mining and mill site claims, land exchanges, acquisition of various property use rights and the resolution of claim conflicts.  From 2000 to 2010, he served as an Adjunct Professor of Law at the University of Denver School of Law, where he taught courses on mineral law and policy.  Mr. Schlauch has been active in natural resource industry professional organizations and is the past President of the Rocky Mountain Mineral Law Foundation, as well as the past President of the International Mining Professionals Society.  Mr. Schlauch graduated cum laude with an A.B. in chemistry from Colgate University in 1963 and completed a law degree in 1966 at the University of Virginia.  He also holds an appointment as an Honorary Lecturer and Course Director on the Faculty of the Centre for Energy, Petroleum and Minerals Law and Policy at the University of Dundee, Scotland.  Since 2013, Mr. Schlauch has been employed by the U.S. Department of Commerce as an expert consultant on the development of sustainable mining industries in Afghanistan and Kosovo.

Mr. Schlauch has specialized knowledge on mining law in the United States and mineral law and policy generally.  Mr. Schlauch’s experience in the legal community with a practice focused on counseling mining companies regarding a wide array of mineral law issues brings unique knowledge to the Board that is valuable to the Board’s oversight of its current Bear Lodge property and execution of its business plan.  Accordingly, the Board believes that Mr. Schlauch should be re-elected to serve on the Board.

Lowell A. Shonk has more than 38 years of experience in the copper, molybdenum, gold, coal, iron ore, industrial minerals and lithium extractive and processing industries, holding positions as a financial executive at operational, divisional and corporate levels.  Mr. Shonk is one of the founding partners and currently serves as the Board Secretary and Audit Committee Chairman of Cupric Canyon Capital LP/LLC (“Cupric”), a private equity company in partnership with Global Natural Resource Investments (formerly a unit of Barclays Bank PLC) focused on investing in early-stage copper projects worldwide.  He served as Cupric’s Chief Executive Officer from February 2012 to March 2013 and as its Chief Financial Officer from January 2010 to February 2012.  He also serves as a director of Cupric’s wholly owned Botswana affiliate, Khoemacau Copper Mining, which holds its feasibility-stage large high-grade copper–silver project in Botswana that is in the early stages of construction.  Prior to his current positions, Mr. Shonk served as Vice President of Financial and Operational Analysis at Phelps Dodge Corporation and Freeport-McMoRan Copper & Gold Inc. from 1999 through 2009.  Mr. Shonk has also served as Controller and/or Chief Financial Officer at various divisions of Cyprus Amax Mineral Company and its predecessor mining companies since he began his career in 1979.  Mr. Shonk is the former chairman of the audit committee of the Society of Mining, Metallurgy and Exploration (2010-2016).  He also served on the board of directors and as chairman of the audit committee of Apache Nitrogen Products Inc. for eight years, from 2001 to 2009.  He obtained his undergraduate degree in Economics from Indiana University, a master’s degree in Mineral Economics from Colorado School of Mines and an MBA from the University of Colorado – Denver with an emphasis in Finance and Accounting.

Mr. Shonk has extensive, high-level executive mining experience, specifically in the financial, strategic and valuation areas.  His specialized financial background brings to the Board experience with financial and accounting statements, audit oversight and controls.  He further brings to the Board a background in mining mergers and acquisitions and business combinations.  Accordingly, the Board believes that Mr. Shonk should be re-elected to serve on the Board.

Executive Committee

The Company does not currently have an executive committee of its Board.

Director Independence

The Board reviewed and determined independence under National Instrument 58-101 – Disclosure of Corporate Governance Practices (“NI 58-101”) of each current director and director nominee.  In making its independence determination, the Board considered the circumstances described below.

Based upon his position as an executive officer of the Company, the Board determined that Mr. Scott is not independent.

The Board has concluded that each of Messrs. Grandey, Mooney, Mushinski, Roberts, Schlauch and Shonk are independent.

As a result of these analyses, the Board has determined that the proposed seven directors would constitute a Board consisting of a majority of independent directors, as required under NI 58-101.

Family Relationships

There are no family relationships among any directors, officers or persons nominated to be directors of the Company.

Arrangements between Officers and Directors

No proposed director is being elected under any arrangement or understanding between the proposed director and any other person or company except for (i) the director and executive officer of the Company acting solely in such capacity (Mr. Scott) and (ii) the Synchron designees to the Board (Messrs. Mushinski and Roberts) pursuant to the Investment Agreement between the Company and Synchron.

Pursuant to and subject to the terms and conditions of the Investment Agreement, as long as Synchron’s fully diluted ownership in the Company is at least 33.0%, Synchron has the right to designate two directors for appointment or election to the Board, where the Board is comprised of six or seven directors following such appointment.  Messrs. Mushinski and Roberts have been identified by Synchron as its designees.  If Synchron continues to own the 26,650,000 Common Shares acquired on October 2, 2017 and Synchron exercises its option to acquire up to an additional approximately 15.5% of the fully diluted Common Shares of the Company, then Synchron will have the right to designate one additional director for appointment or election to the Board.

Corporate Cease Trade Orders or Bankruptcies

To the knowledge of the Company,  no director and no proposed director of the Company is, or within the 10 years prior to the date of this Circular has been, a director or executive officer of any company that (i) was subject to a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days (any of the foregoing being an “order”), that was issued while he was acting in the capacity of director, chief executive officer or chief financial officer of that company; or (ii) was subject to an order that was issued after he ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while he was acting in that capacity.

To the knowledge of the Company, no director or proposed director of the Company is, or within the 10 years prior to the date of this Circular has been, a director or executive officer of any company that (i) was bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or became subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold his or her assets; or (ii) within one year of his ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

Individual Bankruptcies

No director or proposed director of the Company has, within the 10 years prior to the date of this Circular, become bankrupt or made a proposal under any legislation relating to bankruptcy or insolvency, or been subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of that individual.

Penalties or Sanctions

None of the proposed directors has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority, has entered into a settlement agreement with a securities regulatory authority or has been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable security holder making a decision about whether to vote for the proposed director or in making an investment decision.

The Board recommends a vote “FOR” each of the nominees for director.

PROPOSAL NO. 2:
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Auditor

The Audit Committee, which consists entirely of independent directors, intends to nominate EKS&H LLLP, Certified Public Accountants (“EKS&H”), for re-appointment as auditor of the Company.

As a matter of good corporate governance, a resolution will be presented at the Meeting to ratify the appointment by the Audit Committee of EKS&H to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

Proxies given pursuant to the solicitation by the management of the Company will, on any poll, be voted as directed, or, if there is no direction, will be voted “FOR” the re-appointment of EKS&H as auditor of the Company until the close of the next annual general meeting of the Company, at an amount of remuneration to be fixed by the directors.  EKS&H was first appointed as auditor of the Company on February 15, 2012.

Representatives of EKS&H are expected to be present at the Meeting. The Chairman of the Meeting will provide such representatives with the opportunity to make a statement if they so desire, and such representatives are expected to be available to respond to appropriate questions.

The auditor must be appointed by an affirmative vote of a plurality of the votes cast, either in person or by proxy, at the Meeting on this matter.

The Board recommends a vote “FOR” the appointment of EKS&H as the auditor of the Company.

PROPOSAL NO. 3:
ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION

At the annual meeting of shareholders held on June 12, 2014, the Company’s shareholders approved, on an advisory basis, holding a shareholder advisory vote regarding executive compensation of the Company’s named executive officers every three years.  The Board adopted this practice after the advisory vote.  Accordingly, we are asking shareholders to vote at this Meeting on an advisory resolution to approve our executive compensation as reported in this Circular.  As described below in the “Compensation Discussion and Analysis” section of this Circular, the NCG&C Committee has restructured our executive compensation program to have the following key qualities:

•

Performance-based — The program rewards companywide results in addition to recognizing individual performance, focusing on objectives that are directly under the control of executives.

•

Market-competitive — We benchmark compensation levels to companies in the rare earth, precious and base metals and mining industries and target total compensation near the market median in order to attract, motivate and retain high-caliber talent in a competitive environment.

•

Aligned with shareholders — The program provides a significant portion of incentive compensation to executives in the form of equity-based awards.  Award values fluctuate based on share value and company performance, thus aligning executive officer and shareholder interests.

•

Transparent — We clearly communicate the desired results and the incentive pay programs used to reward the achievement of these results.

The executive compensation program established by the NCG&C Committee of the Board is intended to motivate our executives, including the named executive officer listed in the Summary Compensation Table of this Circular, to achieve goals consistent with our key business strategies and that create shareholder value, while continuing to conserve the Company’s financial resources in anticipation of project development.  Consequently, much of our executive officer’s compensation opportunities are considered at-risk incentives that reward performance.  As noted below, our executive compensation programs have a number of features designed to promote these objectives:

•

Base salary provides a level of cash compensation that targets the market median of our peer group.  Annual adjustments are based on an individual’s current and expected contributions and actual pay positioning relative to the market.  There was no base salary increase since 2016, but instead a decrease in 2017, in recognition of cash conservation measures taken by the Board during the Company’s period of limited liquidity.

•

Annual incentive payments reward executives for achievement of annual project and corporate goals, including those in the areas of safety, environmental compliance, financing, permitting, and for the achievement of individual executive goals.  Payments are based on companywide performance and individual performance.

•

Long-term incentives align executives’ interests with those of shareholders, reward executives for the creation of long-term shareholder value and help attract and retain talented executives.  Grants of stock options pursuant to the approved plan generally vest over an 18-month period, or are tied to the timing of key milestones or achievements.

•

Benefits and perquisites are extremely limited, and are set to attract and retain talented executives through participation in medical and retirement plans on the same terms as all employees.  At the present time, the Company does not offer any medical or retirement plans to any executive.

We urge our shareholders to read the “Compensation Discussion and Analysis” in this Circular, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narrative, which provide detailed information on the compensation of our named executive officer.  The NCG&C Committee and the Board believe that the policies and procedures articulated in the “Compensation Discussion and Analysis” are effective in achieving our goals and that the compensation of our named executive officer reported in this Circular reflects and supports these compensation policies and procedures.

In establishing the compensation program, the NCG&C Committee and the Board considered the support of shareholders in approving the advisory vote on executive compensation at the 2014 annual meeting in making subsequent executive compensation decisions.  Additionally, we continued to make strategic refinements in our approach to executive pay in 2016 and 2017, as detailed in “Compensation Discussion and Analysis,” including the reduction of base salaries, reduction in the number of executives to a single President and Chief Executive Officer, and elimination of medical benefits and retirement programs.  The intent of these changes is to emphasize competitive base pay relative to peers while continuing to focus on conserving the Company’s cash resources.  We continue to emphasize achievement of our long-term objectives, however, which are tied directly to creation of shareholder value.  An example of this is the payment to the Chief Executive Officer of a one-time annual incentive bonus upon the closing of a key investment in the Company.  We continue to be conscious of the need to prioritize the cash of the Company for future project development and judiciously safeguard cash compensation in the form of base salary not tied to milestone achievement.

In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, we are asking shareholders to approve the following advisory resolution at the Meeting:

RESOLVED, that the shareholders of Rare Element Resources Ltd. (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officer disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative in the Circular for the Company’s 2018 annual meeting of shareholders.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board.  Although non-binding, the Board and the NCG&C Committee will review and consider the voting results when making future decisions regarding our executive compensation program.

The approval, on an advisory, non-binding basis, of the resolution regarding the compensation of the Company’s named executive officer as described in this Circular will be approved if passed by an affirmative vote of a majority of the votes cast, either in person or by proxy, at the Meeting on this matter.  Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted “FOR” the resolution approving the compensation of our named executive officer as disclosed in this Circular.  Under U.S. securities laws, brokers are generally prohibited from giving proxies to vote on executive compensation matters unless the beneficial owner of such shares has given voting instructions on the matter.  This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to this proposal if you want your broker to vote your shares on the matter.

The Board recommends a vote “FOR” the advisory resolution to approve executive compensation.

PROPOSAL NO. 4:
ADVISORY RESOLUTION ON THE FREQUENCY OF
FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, public companies are generally required to include in their proxy solicitations at least once every six years an advisory, non-binding vote on whether an advisory vote on executive compensation (such as the say-on-pay proposal that is included above) should occur every one, two or three years.  It is management’s belief, and the Board’s recommendation, that this advisory vote should occur every three years.

The Company believes it has effective executive compensation practices, as described in more detail elsewhere in this Circular.  The Board believes that providing the Company’s shareholders with an advisory vote on executive compensation every three years will encourage a long-term approach to evaluating the Company’s executive compensation policies and practices, consistent with the Board’s and the NCG&C Committee’s long-term philosophy on executive compensation.  In contrast, focusing on executive compensation over an annual or biennial period would focus on short-term results rather than long-term value creation, which is inconsistent with the Company’s current compensation philosophy.

Moreover, the Board does not believe that a short review cycle will allow for a meaningful evaluation of the Company’s performance against its compensation practices, as any adjustment in pay practices would take time to implement and be reflected in the Company’s financial performance and in the price of the Company’s shares.  As a result, an advisory vote on executive compensation more frequently than every three years would not, in the Board’s judgment, allow shareholders to compare executive compensation to the Company’s performance.

The Board believes that conducting an advisory vote on executive compensation every three years would allow the Company adequate time to compile meaningful input from shareholders on its pay practices and respond appropriately.  This would be more difficult to do on an annual or biennial basis, and the Board believes that both the Company and its shareholders would benefit from having more time for a thoughtful and constructive analysis and review of the Company’s compensation policy.

For the above reasons, the Board recommends that shareholders vote to hold future advisory votes on executive compensation every three years.

You may cast your vote on your preferred voting frequency by choosing the option of three years, two years, or one year, when you vote in response to the resolution set forth below.

BE IT RESOLVED that the option of once every three years, two years, or one year, that is passed by an affirmative vote of a plurality of the votes cast, either in person or by proxy, at the Company’s 2018 annual meeting of shareholders will be determined to be the shareholders’ preferred frequency with which Rare Element Resources Ltd. is to hold a shareholder advisory vote regarding the executive compensation of the Company’s named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules.

The option of three years, two years or one year that is passed by an affirmative vote of a plurality of the votes cast, either in person or by proxy, at the Meeting on this matter will be the frequency for the advisory vote on the compensation of our named executive officers that has been selected by shareholders.  The vote on this proposal is only advisory in nature and is not binding on the Board or the Company.  The Board and the NCG&C Committee will take into account the outcome of the vote; however, the Board may decide that it is in the best interests of the Company’s shareholders and the Company to hold future advisory votes on the compensation of the Company’s named executive officers more or less frequently than the option approved by shareholders.

Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted to hold future advisory votes on the compensation our named executive officers every three years.  Under U.S. securities laws, brokers are generally prohibited from giving proxies to vote on executive compensation matters unless the beneficial owner of such shares has given voting instructions on the matter.  This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to this proposal if you want your broker to vote your shares on the matter.

The Board recommends that shareholders vote to hold future advisory votes on the compensation of our named executive officers every three years.

EXECUTIVE OFFICERS

The following table sets out the name and age of the Company’s current executive officer, his state and country of residence, the offices he holds within the Company, and the dates since which he has served as an officer of the Company:

Name, Age, Province or State and Country of Residence and Positions, current and former, if any, held in the Company	Served as officer since
RANDALL J. SCOTT, 66 Colorado, USA Director, President and Chief Executive Officer	December 15, 2011

The following is a brief biography of the Company’s executive officer:

Randall J. Scott is a metallurgical engineer with over 35 years of experience in the mining industry.  His experience includes leading performance teams in operations, administration, project development, program management, business development and major improvement initiatives.  Mr. Scott was appointed as a director of the Company in February 2012 and as President and Chief Executive Officer in December 2011.  Mr. Scott previously worked for Thompson Creek Metals Company Inc. as Vice President, Corporate Responsibility and Strategy from May 2011 to November 2011, as Director, Strategic Management from August 2010 to May 2011 and as Project Sponsor, Enterprise Resource Planning Implementation from January 2010 to August 2010.  Prior to that, he served as Vice President of Metals Norwest Corporation during January 2010.  From 2002 until 2009, he served as the Principal Real Estate Agent and Team Leader for Scott Home and Land Real Estate Team.  Mr. Scott held senior management positions with Cyprus Amax Coal Company and RAG American Coal Company from 1995 to 2001, and prior to that Mr. Scott held senior management positions with Cyprus Metals Company from 1989 until 1995.  Mr. Scott received his Bachelor of Science degree in metallurgical engineering from the Colorado School of Mines and his Masters of Business Administration from the University of Arizona.

Named Executive Officers

“Named Executive Officer” or “NEO” means (a) all individuals who served as Chief Executive Officer of the Company during the fiscal year ended December 31, 2017, (b) each of the two most highly compensated executive officers, or the two most highly compensated individuals acting in a similar capacity, other than the Chief Executive Officer, at the end of the fiscal year ended December 31, 2017; and (c) each individual who would be an NEO under clause (b) above but for the fact that the individual was neither an executive officer of the Company, nor acting in a similar capacity, at the end of that fiscal year.

During the fiscal year ended December 31, 2017, the Company had one NEO: Randall J. Scott, President and Chief Executive Officer (“CEO”) of the Company.

SHARE OWNERSHIP TABLE

The following table sets forth certain information regarding beneficial ownership, control or direction, directly or indirectly, of the Company’s Common Shares, as of April 6, 2018 by (i) each of the Company’s NEOs and directors and (ii) the Company’s NEOs and directors as a group.

Name and Position (1)	Common Shares Beneficially Owned (2)		Percentage of Class (3)
Randall J. Scott – Chief Executive Officer and President, Director Littleton, CO, USA	539,000	(4)	0.68%
Paul J. Schlauch – Director Greenwood Village, CO, USA	380,000	(5)	0.48%
Lowell A. Shonk – Director Paradise Valley, AZ, USA	465,000	(6)	0.58%
Gerald W. Grandey – Director and Chairman Saskatoon, SK, Canada	685,000	(7)	0.86%
Kenneth J. Mushinski – Director Escondido, CA, USA	Nil	(8)	0.00%
David I. Roberts – Director Solana Beach, CA, USA	Nil	(8)	0.00%
All named executive officers and directors as a group	2,069,000		2.56%

(1)

Mailing address for all directors and executive officers is c/o Rare Element Resources Ltd., P.O. Box 271049, Littleton, CO 80127.

(2)

Includes Common Shares held as of April 6, 2018, plus Common Shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days after April 6, 2018.

(3)

Calculated based on 79,591,880 Common Shares outstanding as of April 6, 2018 and in accordance with Rule 13d-3(d)(1) under the Exchange Act.

(4)

Includes 14,000 Common Shares and 525,000 Common Shares subject to options held by Mr. Scott personally.

(5)

Includes 10,000 Common Shares and 370,000 Common Shares subject to options held by Mr. Schlauch personally.

(6)

Includes 30,000 Common Shares and 435,000 Common Shares subject to options held by Mr. Shonk personally.

(7)

Includes 200,000 Common Shares and 485,000 Common Shares subject to options held by Mr. Grandey personally.

(8)

Excludes shares owned by Synchron.  Messrs. Mushinski and Roberts do not exercise any voting or dispositive power over such shares.  Pursuant to and subject to the terms and conditions of an Investment Agreement between the Company and Synchron, as long as Synchron’s fully diluted ownership in the Company is at least 33.0%, Synchron has the right to designate two directors for appointment or election to the Board, where the Board is comprised of six or seven directors following such appointment.  Messrs. Mushinski and Roberts have been identified by Synchron as its designees.

Change in Control

The Company has no knowledge of any arrangement that might result in a change in control in the future.  To the Company’s knowledge, there are no arrangements, including any pledge by any person of the Company’s securities, the operation of which at a subsequent date may result in a change in the Company’s control.

Quorum

The Company’s Articles provide that any two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued and outstanding shares entitled to be voted at the meeting shall constitute a quorum.

Dissenters’ Rights of Appraisal

No action is proposed herein for which the laws of British Columbia or the Articles of the Company provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder’s Common Shares.

CORPORATE GOVERNANCE DISCLOSURE

NI 58-101 requires all reporting issuers to provide certain annual disclosure of their corporate governance practices with respect to the corporate governance guidelines (the “Guidelines”) adopted in National Policy 58-201 – Corporate Governance Guidelines.  These Guidelines are not prescriptive, but have been used by the Company in adopting its corporate governance practices.  The Board has approved and adopted a set of policies on corporate governance, which include a Code of Business Conduct and Ethics for Directors, Officers and Employees (“Code of Conduct”), Audit Committee Charter, Procedures for Treatment of Complaints and Concerns Regarding Accounting, Internal Accounting Controls and Auditing Matters and NCG&C Committee Charter, all of which are available on the Company’s website.  The Company’s approach to corporate governance is set out below.  Please note that some of the information set forth in this section serves the dual purpose of satisfying NI 58-101 as well as certain U.S. proxy statement disclosure requirements.

	GOVERNANCE DISCLOSURE GUIDELINE UNDER NI 58-101	COMMENTS
1.	Board of Directors (a) Disclose the identity of the directors who are independent.

Following the Meeting, the Board will be comprised of seven directors.  Six of the directors are independent and one is not independent, as discussed below.  The Board considers Gerald W. Grandey, F. Steven Mooney, Kenneth J. Mushinski, David I. Roberts, Paul J. Schlauch and Lowell A. Shonk to be independent directors.  Therefore, the majority of the Board will be independent within the meaning of, and as required by, NI 58-101.

(b) Disclose the identity of the directors who are not independent, and describe the basis for that determination.

The Board considers Randall J. Scott not an independent director.  Randall J. Scott is not an independent director because he is an officer of the Company.

The Board is responsible for determining whether or not each director is an independent director.  To do this, the Board analyzes all the relationships of the directors with the Company and its subsidiaries.  Those directors who do not meet the meaning of independence as provided in NI 58-101 were deemed to not be independent directors.  More information about each director nominee can be found in the section titled “Election of Directors” in this Circular.

	(c) Disclose whether or not the chair of the board is an independent director.	The Chairman of the Board, Gerald W. Grandey, is an independent director. The Chairman’s role and responsibilities include overseeing the function and effectiveness of the Board.
2.

Directorship

If a director is presently a director of any other issuer that is a reporting issuer (or the equivalent) in a Canadian, U.S. or foreign jurisdiction, identify both the director and the other issuer.

The following directors currently serve on the Board of the reporting issuer(s) (or equivalent) listed below: • Gerald W. Grandey: Nutrien Ltd.
3.	Attendance at Board Meetings Disclose the attendance record of each director for all board meetings held since the beginning of the issuer’s fiscal year ended December 31, 2017.

Total number of Board meetings held from January 1, 2017 through December 31, 2017: 10

Number of Board

Number of Committee

Name of Director

Meetings Held/Attended

Meetings Held/Attended

________________________________________________________________________

Gerald W. Grandey

10/10

4/4

F. Steven Mooney

8/8

N/A

Kenneth J. Mushinski

2/2

1/1

David I. Roberts

2/2

N/A

Paul J. Schlauch

10/10

3/3

Randall J. Scott

10/10

N/A

Lowell A. Shonk

10/10

4/4

None of the incumbent directors of the Company, who were directors in 2017 for the entire year, attended fewer than 75% of the Board meetings held since the beginning of the fiscal year ended December 31, 2017.

Disclose whether or not the independent directors hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance.  If the independent directors hold such meetings, disclose the number of meetings held since the beginning of the issuer’s completed financial year ended December 31, 2017.  If the independent directors do not hold such meetings, describe what the board does to facilitate open and candid discussion among its independent directors.

Since the beginning of the Company’s fiscal year ended December 31, 2017, the Company has held 10 executive sessions for its independent directors without the presence of management or non-independent directors.  To facilitate open and candid discussion amongst its independent directors, such directors are encouraged to communicate with each other directly to discuss ongoing issues pertaining to the Company as well as to call and hold meetings of the Audit Committee and the NCG&C Committee, each of which is comprised entirely of independent directors.

4.

Position Descriptions

(a) Disclose whether or not the board has developed written position descriptions for the chair and the chair of each board committee.  If the board has not developed written position descriptions for the chair and/or the chair of each board committee, briefly describe how the board delineates the role and responsibilities of each such position.

No written position descriptions have been developed for the Chairman of the Board or the Chair of each of the Company’s Audit Committee and NCG&C Committee at this time.  The Board delineates the role and responsibilities for the Chair of each of the Company’s Audit Committee and NCG&C Committee by providing such individuals with the applicable mandate and charter of each committee.

(b) Disclose whether or not the board and CEO have developed a written position description for the CEO.  If the board and CEO have not developed such a position description, briefly describe how the board delineates the role and responsibilities of the CEO.

No written position description has been developed for the CEO of the Company at this time.  The role and responsibilities for the CEO, as established by the Board, are set forth in the CEO’s employment agreement with the Company dated February 22, 2018, and annual performance metrics and goals are established and approved by the Board.

5.

Orientation and Continuing Education

Describe what steps, if any, the board takes to orientate new board members and describe what measures, if any, the board takes to provide continuing education for directors.

Currently, the Board does not have a formal orientation or education program for its members.

When new directors are appointed, they receive orientation, commensurate with their previous experience, on the Company’s business and on the responsibilities of directors.

Board meetings may also include presentations by the Company’s management and employees, and presentations by technical and industry consultants, to give the directors additional insight into the Company’s business.

6.	Ethical Business Conduct Describe what steps, if any, the board takes to encourage and promote a culture of ethical business conduct.

The Board has adopted a Code of Conduct to encourage and promote a culture of ethical business conduct.  It also promotes ethical business conduct through the nomination of Board members it considers ethical, through avoiding and minimizing conflicts of interest and by having a majority of its Board members independent of corporate matters.  A copy of the Code of Conduct may be found on the Company’s website at www.rareelementresources.com.

7.

Nomination of Directors

Describe the process by which the board identifies new candidates for board nomination.  Disclose whether or not the board has a nominating committee composed entirely of independent directors.  If the board does not have a nominating committee composed entirely of independent directors, describe what steps the board takes to encourage an objective nomination process.  If the board has a nominating committee, describe the responsibilities, powers and operation of the nominating committee.

The Board, through its NCG&C Committee, considers its size each year when it considers the number of directors to recommend to the shareholders for election at the annual meeting of shareholders, taking into account the number required to carry out the Board’s duties effectively and to maintain a diversity of views and experience.  The NCG&C Committee is composed entirely of independent directors.  The responsibilities, powers and operation of the NCG&C Committee are described elsewhere in this Circular.

8.

Compensation

Describe the process by which the board determines the compensation for the issuer’s directors and officers.  Disclose whether or not the board has a compensation committee composed entirely of independent directors.  If the board does not have a compensation committee composed entirely of independent directors, describe what steps the board takes to ensure an objective process for determining such compensation.  If the board has a compensation committee, describe the responsibilities, powers and operation of the compensation committee.

The NCG&C Committee is required to review the compensation for directors and executives.

The NCG&C Committee reviews the adequacy and form of, and recommends to the Board, the compensation for directors and executives, which may include annual retainers, meeting fees, option grants and other benefits received by directors to ensure that the compensation received accurately reflects the risks and responsibilities involved in being an effective director or executive.  For more information regarding compensation paid to directors and executives, see the sections entitled “Director Compensation” and “Summary Compensation Table” in this Circular.

The NCG&C Committee is composed entirely of independent directors.  The responsibilities, powers and operation of the NCG&C Committee are described elsewhere in this Circular.

9.	Other Board Committees If the board has standing committees other than the audit, compensation and nominating committees, identify the committees and describe their function.

The Board has two standing committees:

a)

Audit Committee; and

b)

NCG&C Committee

The Board previously had a Finance Committee, which was dissolved on November 17, 2017.  Its primary function was to assist the Board in discharging its obligations for (i) financial policies and strategies including capital structure, (ii) financial risk management practices and activities, and (iii) financing transactions or circumstances which could materially affect the financial profile of the Company.  With the completion of the Synchron investment, the Board determined that the Finance Committee was no longer required as a standing committee of the Board.

Additional information regarding the above committees is included under the section “Corporate Governance” on the Company’s website at www.rareelementresources.com.

10.

Assessments

Disclose whether or not the board, its committees and individual directors are regularly assessed with respect to their effectiveness and contribution.  If assessments are regularly conducted, describe the process used for the assessments.  If assessments are not regularly conducted, describe how the board satisfies itself that the board, its committees, and its individual directors are performing effectively.

Currently, the Board takes responsibility for monitoring and assessing its own effectiveness, including reviewing the Board’s decision-making processes and quality and adequacy of information provided by management, and the performance of individual directors and its committees.  The majority of Board meetings include non-employee director executive sessions where the topic of Board effectiveness is undertaken.

Communications with the Board of Directors

Shareholders may send communications to the Board, the Chairman or one or more of the non-management directors by using the contact information provided on the Company’s website at www.rareelementresources.com.  Shareholders may also send communications by letter addressed to the Corporate Secretary of the Company at P.O. Box 271049, Littleton, Colorado 80127.  All communications addressed to the Corporate Secretary will be received and reviewed by that officer.  The receipt of concerns about the Company’s accounting, internal controls, auditing matters or business practices will be reported to the Audit Committee.  The receipt of other concerns will be reported to the appropriate Committee(s) of the Board and/or to the Board itself, when necessary.

Board Leadership Structure

Currently, the Company has a separate President and Chief Executive Officer, Randall J. Scott, and Chairman of the Board, Gerald W. Grandey.  Mr. Grandey is an independent director.

Mr. Grandey was appointed Chairman on June 10, 2015 upon the resignation of Lowell A. Shonk, the prior interim Chairman.

Both the Company’s Audit Committee and NCG&C Committee are comprised entirely of independent directors, which meet regularly without management present.  The Board has reviewed the Company’s current Board leadership structure in light of the composition of the Board, the Company’s size, the nature of the Company’s business, the regulatory framework under which the Company operates, the Company’s share base, the Company’s peer group and other relevant factors, and has determined that a separate Chairman of the Board and Chief Executive Officer is currently the most appropriate leadership structure for the Company.

The Board believes that adequate structures and processes are in place to facilitate the functioning of the Board independently of the Company’s management.  The independent directors met together 10 times during fiscal year ended December 31, 2017.  Annual meetings of the independent directors, chaired by the independent Chairman, give the independent directors the opportunity for open and frank discussions on all matters they consider relevant, including an assessment of their own performance.  Accordingly, the Board believes that there is adequate leadership of the independent directors.

Ethical Business Conduct

The Board has adopted a Code of Conduct, which is based on the fundamental principles of honesty, loyalty, fairness, forthrightness and use of common sense in general.  The Code of Conduct is available on the Company’s website at www.rareelementresources.com and on the Canadian System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com.  The Code of Conduct applies to all directors, officers and employees, including the principal executive, financial and accounting officers.  The Audit Committee is responsible for setting the standards of business conduct contained in the Code of Conduct, and it annually reviews the Code of Conduct.

The Board, through the NCG&C Committee, is responsible for monitoring compliance with the Code of Conduct.  The Committee reviews with management any issues with respect to compliance with the Code of Conduct.  The Board intends to disclose any waiver from a provision of its Code of Conduct that applies to any of its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions that relates to any element of its Code of Conduct on its website.  No waivers were granted from the requirements of the Company’s Code of Conduct during the fiscal year ended December 31, 2017, or during the subsequent period through to the date of this Circular.

The Board ensures that the directors exercise independent judgment in considering transactions and agreements in respect of which a director or executive officer has a material interest.  The Code of Conduct sets out the procedure with respect to reporting conflicts of interest.  Actual or potential conflicts of interests are reported to the Chair of the NCG&C Committee.  Members of the NCG&C Committee are required to be particularly vigilant in reviewing and approving conflicts of interests.

Board Role in Risk Oversight

The understanding, identification and management of risk are essential elements for the successful management of the Company.

Risk oversight begins with the Board and the Audit Committee.  The Audit Committee is chaired by Lowell A. Shonk.  Each member of the Audit Committee is considered to be independent under Exchange Act rules.  See section entitled “Audit Committee Report” for further description of Audit Committee independence determinations.

The Audit Committee reviews and discusses policies with respect to risk assessment and risk management.  The Audit Committee also has oversight responsibility with respect to the integrity of the Company’s financial reporting process and systems of internal control regarding finance and accounting, as well as its financial statements.  The Audit Committee receives feedback from the external auditor with respect to certain financial accounting and internal control risks.

Management and third-party consultants perform ongoing internal control testing and assessment.  Management provides reliable and timely information to the Board regarding the Company’s effectiveness in identifying and appropriately controlling risks.  Annually, management presents to the Audit Committee a report summarizing the review of the Company’s methods for identifying and managing risks.

The Company also has a comprehensive internal risk framework, which facilitates performance of risk oversight by the Board and the Audit Committee.  The Company’s risk management framework is designed to:

●

provide that risks are identified, monitored, reported and quantified properly;

●

define and communicate the types and amount of risk the Company is willing to take;

●

communicate to the appropriate management level the type and amount of risk taken;

●

maintain a risk management program that is independent of the risk-taking activities; and

●

promote a strong risk management culture that encourages a focus on risk-adjusted performance.

NOMINATING, CORPORATE GOVERNANCE
AND COMPENSATION COMMITTEE

The current members of the NCG&C Committee are David I. Roberts, Paul J. Schlauch (Chair), and Lowell A. Shonk.  Each of the current members of the NCG&C Committee is considered to be independent within the meaning of NI 58-101.  The NCG&C Committee met one time during the fiscal year ended December 31, 2017.

NCG&C Committee Charter

The NCG&C Committee is governed by a charter which sets forth the NCG&C Committee functions, which are, among other things, to establish procedures for the director nomination process and recommend nominees for election to the Board; to develop and periodically review the effectiveness of the Board’s corporate governance guidelines; and to determine and recommend to the independent members of the Board the base salaries and annual incentive awards, including cash and equity-based incentive awards for the Chief Executive Officer, and where applicable, in consultation with the Chief Executive Officer, for other senior officers, on an annual basis.  The NCG&C Committee Charter is available on the Company’s website at www.rareelementresources.com.

Board Nominating Procedures

The NCG&C Committee believes that candidates for the Board should have the ability to exercise objectivity and independence in making informed business decisions; extensive knowledge, experience and judgment; the highest integrity; loyalty to the interests of the Company and its shareholders; a willingness to devote the extensive time necessary to fulfill a director’s duties; the ability to contribute to the diversity of perspectives present in board deliberations; and an appreciation of the role of the Company in society.  The NCG&C Committee considers candidates meeting these criteria who are suggested by directors, management, shareholders and search firms hired to identify and evaluate qualified candidates.  Please see the section captioned “Election of Directors – Director and Nominee Experience and Qualifications” for further information on board qualification criteria.

Shareholders may submit recommendations in writing by a letter addressed to the CEO of the Company or the Chair of the NCG&C Committee.  The NCG&C Committee will carefully consider each shareholder recommendation, evaluating each shareholder-recommended candidate for director under the same standards as candidates identified by any other method.

Gender Diversity on the Board

The NCG&C Committee and the Board do not currently have a formal policy with regard to the consideration of diversity in identifying director nominees.  While the Board recognizes the benefits of diversity and inclusion at all levels within its organization, it does not currently have any targets, rules or formal policies that specifically require the identification, consideration, nomination or appointment of female board nominees or candidates for executive management positions or that would otherwise force the composition of the Board or the Company’s executive management team.  Board nominations and appointments are assessed solely based upon the merits of the candidates, in the context of the skills, experience and independence which the Board requires in order to be effective; however, the NCG&C Committee encourages diverse candidates in the process of identifying and vetting all candidates.  When searching for candidates for senior management positions, the Board focuses on attracting and retaining experienced and highly skilled individuals who can add value to its business, while also encouraging diversity.  Currently, the Company has no female Board members or executives.  The NCG&C Committee is expected to consider the benefits of implementing a more formal policy regarding gender diversity at the Board level in 2018.

Term Limits and Board Composition

The NCG&C Committee and the Board do not currently have a formal policy with regard to director term limit or retirement age in connection with individuals nominated for election as it does not believe that such policies would be in the best interests of the Company.  The Company operates in a unique industry, making it difficult to find qualified directors with the appropriate background and experience, and the introduction of a director term limit or retirement policy would impose further difficulty.  Notwithstanding the foregoing, the NCG&C Committee annually reviews and makes recommendations regarding the size, composition, operation, practice and tenure policies of the Board, with a view to effective oversight and decision making.  The NCG&C Committee believes it is in the best interests of the Company when selecting candidates to serve on the Board to consider the experience diversity of the Board and review candidates who possess a range of skills, expertise, personality, education, background and other qualities for nomination.  The Board strives to achieve a balance between the desirability to have a depth of experience from its members and the need for renewal and new perspectives.  The NCG&C Committee assesses the effectiveness of this approach as part of its annual review of its charter.

The NCG&C Committee reviews the size of the Board annually.  The Board must have enough directors to carry out its duties efficiently, while presenting a diversity of views and experience.  The Board believes that its new size of seven members will best serve the Company’s needs in the fiscal year to come.  The NCG&C Committee recommended to the Board all the nominees for directors in this Circular.

Pursuant to and subject to the terms and conditions of the Investment Agreement, dated as of October 2, 2017, between the Company and Synchron, as long as Synchron’s fully diluted ownership in the Company is at least 33.0%, Synchron has the right to designate two directors for appointment or election to the Board, where the Board is comprised of six or seven directors following such appointment.  If Synchron continues to own the 26,650,000 Common Shares acquired on October 2, 2017 and Synchron exercises its option to acquire up to an additional approximately 15.5% of the fully diluted Common Shares of the Company, then Synchron will have the right to designate one additional director for appointment or election to the Board.

Compensation Functions

The NCG&C Committee is responsible for reviewing and making recommendations to the Board regarding the Company’s compensation policies and programs as well as salary and benefit levels for individual executives.  The Board, in turn, gives final approval on compensation matters.  The NCG&C Committee does not and cannot delegate its authority to determine director and executive officer compensation.  For further discussion of the Committee’s process for the recommendation of the Company’s compensation policies and programs, as well as salary and benefit levels of individual executives, including a discussion of the role of compensation consultants in advising the NCG&C Committee, please see the section captioned “Compensation Discussion and Analysis.”

AUDIT COMMITTEE REPORT

The Company has a separately designated, standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.  Under Canadian securities laws, the Company is required to have an audit committee comprised of not less than three directors.  Each member of the Audit Committee must be independent within the meaning of Rule 10A-3 of the Exchange Act and not an employee, officer or affiliate of the Company.  The Company’s current Audit Committee consists of Lowell A. Shonk (Chair), Gerald W. Grandey, and Kenneth J. Mushinski.  The Audit Committee’s functions are to oversee the accounting and financial reporting process and the audit of the annual financial statements of the Company.  The Audit Committee met four times during the fiscal year ended December 31, 2017.

Audit Committee Charter

The Audit Committee, under the guidance of the Audit Committee Charter approved by the Board, assists the Board in fulfilling its oversight responsibilities by reviewing (i) the financial statements, reports and other information provided to shareholders, regulators and others; (ii) the independent auditor’s qualifications, independence and performance; (iii) the internal controls that management and the Board have established; (iv) the audit, accounting and financial reporting processes generally; and (v) compliance by the Company with legal and regulatory requirements.  The text of the Audit Committee’s Charter is available on the Company’s website at www.rareelementresources.com.

Independence

The Company’s Board has determined that all of the members of the Company’s Audit Committee are independent within the meaning of Rule 10A-3 of the Exchange Act and National Instrument 52-110 – Audit Committees (“NI 52-110”).

Audit Committee Financial Expert

The Company’s Board has determined that Lowell A. Shonk, Chair of the Audit Committee, satisfies the requirement of an “audit committee financial expert,” as defined under Item 407 of the Regulation S-K, and Messrs. Shonk, Grandey and Mushinski each are “financially literate” within the meaning thereof set forth in NI 52-110.

Audit Committee Oversight

Since the commencement of the fiscal year ended December 31, 2017, the Audit Committee has not made any recommendations to nominate or compensate an external auditor which were not adopted by the Board of the Company.

Audit Committee Report

The Audit Committee discussed with EKS&H those matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.  These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.

The Audit Committee discussed with EKS&H the independence of EKS&H and received from EKS&H the letter required by applicable standards of the PCAOB for independent auditor communications with audit committees concerning independence as may be modified or supplemented, and concerning its independence as required under applicable independence standards for auditors of public companies.  This discussion and disclosure assisted the Audit Committee in evaluating such independence.

Finally, the Audit Committee reviewed and discussed, with the Company’s management and EKS&H, the Company’s audited consolidated balance sheet at December 31, 2017 and consolidated statements of operations and comprehensive loss, cash flows and shareholder’s equity for the fiscal year ended December 31, 2017.

Based on the discussions with EKS&H concerning the audit, the independence discussions, the financial statement review and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the Company’s financial statements and the related management’s discussion and analysis be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

Submitted on behalf of the Audit Committee,

LOWELL A. SHONK (Chair)

GERALD W. GRANDEY

KENNETH J. MUSHINKSI

Pre-Approval Policies and Procedures

The Audit Committee has not adopted any specific policies and procedures for the engagement of non-audit services.  Consistent with applicable laws, other than audit, review or attestation services, all other services provided by the Company’s auditor are to be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided that the Audit Committee is informed of each particular service.  All of the engagements and fees discussed below under the heading “Audit Fees” for the fiscal years ended December 31, 2017 and December 31, 2016 were pre-approved by the Audit Committee.

Audit Fees

The following table sets forth the fees paid by the Company to EKS&H for services rendered in the fiscal years ended December 31, 2017 and December 31, 2016:

	2017	2016
Audit Fees	$56,065	$88,215
Audit-Related Fees	-	5,050
Tax Fees	-	-
All Other Fees	-	-
Total	$56,065	$93,265

“Audit Fees” represent fees for the audit of the Company’s annual financial statements and attestation services that are provided in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” represent fees for professional services.

“Tax Fees” represent fees for professional services rendered for tax compliance, tax advice and tax planning on actual or contemplated transactions.

“All Other Fees” consist of fees for products and services other than the services reported above.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Program Objectives

The compensation of the Company’s NEO is determined by the Company’s Board, with consideration given to the recommendations of the NCG&C Committee.  The Company’s compensation program is designed to provide competitive levels of compensation, a significant portion of which is dependent upon individual and corporate performance and contribution to increasing shareholder value.  The Board recognizes the need to provide a total compensation package that will attract and retain qualified and experienced executives as well as align the compensation level of each executive to that executive’s level of responsibility and to the best interests of the Company and its shareholders.  In general, an NEO’s compensation is comprised of three components: (i) cash compensation, consisting of base salary, wages or consulting payments; (ii) stock option grants; and (iii) a discretionary incentive bonus.

The NCG&C Committee selected these three components due to standards in the Company’s industry, the desire to maintain an effective but straightforward compensation program, and the need to reward executives for past performance while still providing incentive for future performance.  The NCG&C Committee believed that salary and stock options were sufficient to remain competitive with peers and provide incentive for future performance without adding the burden of administering complex compensation structures in a small, growing company.  In addition, the equity-based compensation aligns the Company’s NEO’s interests with those of our shareholders.  The limited discretionary incentive bonus permits the Company to reward exemplary past performance, while conserving the Company’s cash for project needs.  The objectives and reasons for this system of compensation are generally to allow the Company to remain competitive among its peers in attracting and retaining experienced personnel, while conserving the cash of the Company.

Determining Executive Compensation

Executive officers’ compensation is established through the thorough review and comparison of compensation paid to executives at similar companies as established through a determined peer group as well as consideration of other market factors and performance criteria at the corporate and individual performance level.  Compensation levels are typically negotiated with the candidate for a position prior to his or her final selection as an executive officer.  Cash compensation levels, comprised of base salary and discretionary incentive bonus, for executive officers are reviewed annually and adjusted to reflect external factors, such as inflation, as well as overall corporate performance and the results of internal performance reviews.

Role of Executive Officers in Determining Compensation

The NCG&C Committee reviews and recommends compensation policies and programs to the Board, as well as individual salary and benefit levels for its executives.  At the discretion of the NCG&C Committee, the President and Chief Executive Officer provides input to the NCG&C Committee as to the compensation of other executive officers.  The NCG&C Committee, with the independent input of its compensation consultant, reviews, approves and makes a recommendation to the Board regarding the executive officer compensation.

The President and Chief Executive Officer may not be present during meetings of the NCG&C Committee at which his compensation is being discussed.  The NCG&C Committee recommends to the independent members of the Board the compensation of the President and Chief Executive Officer.  The independent members of the Board make decisions as to the President and Chief Executive Officer’s compensation.  The Board makes the final determination regarding the Company’s compensation programs and practices.

Competitive Market Assessment and Other Factors

The NCG&C Committee may retain the services of a compensation consultant to obtain industry comparables, through the peer group analysis, or an industry compensation survey.  This information assists the NCG&C Committee in its consideration of a variety of factors when determining both compensation policies and programs and individual compensation levels.  These factors include the long-range interests of the Company and its shareholders, overall technical, professional and experience needs of the Company, the competitive requirements to attract and hold key employees, and the NCG&C Committee’s assessment of the position requirements for each executive’s role in the Company.  The NCG&C Committee does not weigh any of these factors more heavily than others and does not use any formula to assess these factors, but rather considers each factor in its judgment and at its discretion.  Superior performance is recognized through the Company’s incentive bonus policy.

Compensation Components

Base Salary

The NCG&C Committee reviews and approves the base salaries for the NEOs and reviews them annually.  The President and CEO’s base salary is recommended by the NCG&C Committee and approved by the independent members of the Board.  The CEO is paid a salary that is lower than the comparative salary levels for a person of his experience and capabilities because the Company expects that stock options should constitute a significant part of the CEO’s total compensation.  As of March 31, 2016, the Company no longer employs any executives other than the President and CEO as a result of cost conservation initiatives.  Further, for all of 2016 and part of 2017, the President and CEO’s base salary effectively reduced potential severance benefits under Mr. Scott’s prior Employment and Severance Compensation Agreements.  Please see the section entitled “Employment Agreements” for additional details about the Company’s severance compensation agreement benefit reduction which began in 2016.

The base salary for the NEO for fiscal year 2017 is set forth below.  The NCG&C Committee and Board, upon due consideration of the exploration stage of the Company, conservation of cash, and compensation survey data, froze executive salaries in 2014 which continued through 2015.  Further, Randall J. Scott’s salary was adjusted in 2017 to $165,000, down from his 2016 base salary of $198,000, while the Company sought additional working capital.

Named Executive Officer	2017 Base Salary	2016 Base Salary	Percentage Change
Randall J. Scott (1)	165,000	198,000	-16.67%

(1)

Randall J. Scott’s base salary was adjusted after 2015 for the fiscal years 2016 and 2017 in recognition of the Company’s cost conservation measures.  See “Narrative Discussion of Compensation and Plan-Based Awards—Employment Agreements” for additional information on Mr. Scott’s employment agreement history and changes to his base salary.

Option-Based Awards

Stock option grants are designed to reward the NEO for the success of the Company on a similar basis as the shareholders of the Company.

Stock option grants are made on the basis of the number of stock options currently held by the executive, position, overall individual performance, anticipated contribution to the Company’s future success and the individual’s ability to influence corporate and business performance.  The purpose of granting such stock options is to assist the Company in compensating, attracting, retaining and motivating the officers, directors and employees of the Company and to closely align the personal interest of such persons to the interest of the shareholders.  The exercise price of the stock options granted is determined by the market price of our Common Shares at the time of grant.

The chart below sets forth the 2017 option-based awards to the NEO:

Name	Grant date	All other option awards: Number of securities underlying options	Exercise or base price of option awards	Grant date fair value of stock and option awards
		(#)	($/Sh)	($)
Randall J. Scott (1)	11/17/17	250,000	0.25	50,348

(1)

The grant date fair value of option-based awards which are granted during the fiscal year ended December 31, 2017 is determined by the Black-Scholes Option Pricing Model with certain assumptions for the risk-free interest rate, dividend yields, volatility factors of the expected market price of the Company’s Common Shares and the expected life of the options.  Mr. Scott’s options granted expire five years after the grant date.  The options will vest 50% 12 months after the grant date and 50% 24 months after the grant date.

Incentive Bonus Program

The Company’s incentive bonus policy generally allows executive officers and management personnel to be considered for a discretionary incentive bonus payment, provided the executive officer was employed by the Company at the end of the fiscal year in which the bonus is earned.  Bonus amounts are not based on a percentage of the executive’s base salary and have typically been rather modest and limited, often historically ranging between 10% and 25% of base salary.

In considering executive incentive bonus compensation, the NCG&C Committee typically makes the determination on the basis of the following three primary factors: (1) past stock-based compensation performance; (2) achievement of overall corporate goals, which are established at the start of each year; and (3) individual performance.

The NCG&C Committee has not historically set specific corporate goals or individual performance goals.  Instead, the NCG&C Committee has evaluated the progress of the Company in relation to the implementation of the Company’s overall strategic plan and plan of operations for the fiscal year and considers the individual NEO’s role in implementing these plans.  Bonuses have been awarded by the Board based on the NCG&C Committee’s discretionary judgment and recommendation as to whether the performance of the NEO has been to a level to warrant an incentive bonus.  The amount of the bonus has been based entirely on the NCG&C Committee’s and the Board’s judgment of the contributions of the NEO.

The NCG&C Committee considered but did not grant any cash incentive bonus for the NEO for 2016 given market conditions and the Company’s cash position.  In November 2017, the NCG&C Committee recommended, and the independent members of the Board approved, a cash bonus payable to Mr. Scott in the amount of $30,000 in recognition of his reduced salary in 2016 and the achievement of strategic goals, including further cost reductions and securing a significant new investment in the Company.

In December 2017, the Board established specific corporate and individual performance goals for the CEO for 2018.  These goals will be utilized for further compensation evaluations, including future incentive bonus awards.  2018 corporate goals include the following: achieve zero lost time accidents and maintain a “safety first” culture; achieve zero environmental incidents and non-compliance orders; meet the 2018 Board-approved budgetary goals, confirm preliminary optimized development plan for the Bear Lodge Rare Earth Elements Project and restart of permitting; develop rare earth separation protocol and perform separation pilot plant testing; and maintain a dialogue with project stakeholders, among other business objectives .

Perquisites and Other Personal Benefits

The primary benefits for the Company’s executives have historically included participation in the Company’s broad-based plans: the 401(k) plan (which has previously included matching Company contributions); health, dental and vision coverage; life insurance; paid time-off; and paid holidays.  The Company terminated its health, dental and vision plan, as well as its 401(k) plan in the first quarter of 2016 as one of its cost-conservation measures and no such benefit plans were in place in 2017.  The Company’s NEO is not entitled to significant perquisites or other personal benefits.

Share Ownership Guidelines for Non-Employee Directors

On October 16, 2014, our Board adopted share ownership guidelines for non-employee directors to align the interests of our directors with the interests of our shareholders and to promote our commitment to best practices in corporate governance.  Non-employee directors are expected to beneficially own Common Shares with a value equal to two times the amount of their annual retainer.  Current directors are expected to achieve compliance with these guidelines within three years of the adoption of the guidelines.  New directors should achieve compliance within three years of their appointment to the Board.  Compliance is evaluated once per year, in January of each calendar year.  As of January 1, 2017, and as of the date of this Circular, each of the non-employee directors held a sufficient number of shares to satisfy these guidelines, was within the three-year period following appointment, or was exempt from the guidelines, as is the case with the two Synchron designees.

NCG&C Committee Role in Risk

The NCG&C Committee reviews the risk profile of our compensation programs at its annual assessment time each year.  The risk assessment includes a review of the primary design feature of our compensation programs and the process for determining executive and employee compensation.  The risk assessment identified several plan features which mitigate risk, including:

●

structure of our executive compensation programs, which includes both fixed and variable compensation and rewards both annual and long-term performance;

●

the balance between long and short-term incentives;

●

the use of multiple performance metrics;

●

time-based vesting for stock options; and

●

effective internal controls.

Effects of Regulatory Requirements on Executive Compensation

The NCG&C Committee is primarily concerned with providing compensation that incentivizes our executives to meet strategic company goals and to enhance stockholder value.  Accordingly, although the NCG&C Committee may take into consideration regulatory and tax issues affecting our executive compensation programs, such issues are not a primary driver of our compensation programs.

Where prudent and consistent with our compensation goals, we may attempt to have our compensation programs comply with or be exempt from certain sections of the U.S. Internal Revenue Code (the “Code”).  For example, our compensation program is generally intended to comply with or be exempt from the requirements of Section 409A of the Code, which regulates the payments of deferred compensation, and we anticipate that the NCG&C Committee will continue to design and administer our compensation programs in accordance with such intent.

Various rules under current generally accepted accounting practices impact the manner in which the Company accounts for grants of stock options to employees, including executive officers, on its financial statements.  While the NCG&C Committee reviews the effect of these rules (including Accounting Standards Codification Topic 718 – Stock Compensation) when determining the form and timing of grants of stock options to the Company’s employees, including executive officers, this review is generally not a factor in any decision regarding the form and timing of these grants.

Nonqualified Deferred Compensation

The Company has no plans that provide for nonqualified deferred compensation to its executive officers.

Nominating, Corporate Governance and Compensation Committee Interlocks and Insider Participation

Except for Synchron designee David I. Roberts, who is an employee of an affiliate of Synchron, none of the members of the NCG&C Committee is a current executive officer or employee of the Company or any of its subsidiaries or affiliates.  No executive officer of the Company is or has been a director or a member of the compensation committee of another entity having an executive officer who is or has been a director or a member of the NCG&C Committee of the Company.

NOMINATING, CORPORATE GOVERNANCE
AND COMPENSATION COMMITTEE REPORT

The NCG&C Committee has reviewed and discussed this Compensation Discussion and Analysis with management and, based on such reviews and discussions, the NCG&C Committee recommended to the Board of the Company that this Compensation Discussion and Analysis be included in this Circular.

Submitted on behalf of the Nominating, Corporate Governance and Compensation Committee,

PAUL J. SCHLAUCH (Chair)

DAVID I. ROBERTS

LOWELL A. SHONK

The above filed report of the Nominating, Corporate Governance and Compensation Committee will not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference in any of our filings under the U.S. Securities Act of 1933, as amended, or the Exchange Act except to the extent that we specifically so incorporate the same by reference.

SUMMARY COMPENSATION TABLE

Set out below is a summary of compensation paid to the Company’s NEO during the fiscal years ended December 31, 2017 and 2016:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards (1) ($)	All Other Compensation ($)	Total ($)
Randall J. Scott	2017	$165,000	$30,000	$50,348	$–	$245,348
President and Chief Executive Officer	2016	198,000	–	10,547	–	208,547

(1)

The grant date fair value of option-based awards is determined by the Black-Scholes Option Pricing Model with certain assumptions for the risk-free interest rate, dividend yields, volatility factors of the expected market price of the Company’s Common Shares and expected life of the options.

Narrative Discussion of Compensation and Plan-Based Awards

Employment Agreements

The Company has historically maintained employment agreements with its executive officers, including Mr. Scott.  The material terms of prior employment agreements have included (a) employment for an indefinite term unless employment is terminated as provided in the agreement; (b) severance arrangements, including upon a change in control; (c) a base salary; and (d) participation in the stock option plans of the Company (as described below), the incentive bonus, and in such of the Company’s benefit plans as are from time to time available to executive officers of the Company.  See section entitled “Base Salary” above for current base salary information.

In December 2012, the NCG&C Committee recommended, and the Board approved, a form of Severance Compensation Agreement to be offered to the Company’s executives.  On April 24, 2013, Mr. Scott entered into a Severance Compensation Agreement with the Company.

The key terms of the Severance Compensation Agreement with Mr. Scott included (a) defined benefits for a qualified termination, defined as one without cause or a resignation with good reason; (b) defined benefits for a qualified termination within 12 months following a change of control; and (c) coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), for 12 months following a qualifying termination.  See the section below entitled “Potential Payments upon Termination” for further details on the benefits upon a qualifying termination.

On January 11, 2016, Rare Element Resources, Inc., a wholly owned subsidiary of the Company, entered into an Amendment to Severance Compensation Agreement with Mr. Scott.  Pursuant to the amendment, any potential severance compensation payable to Mr. Scott under the Severance Compensation Agreement as a result of a “qualifying termination” prior to a “change in control” (as defined in the Severance Compensation Agreement) would be reduced by the amount of salary paid to Mr. Scott during his employment with the Company in the first three months of 2016.  This potential decrease in severance compensation would not reduce any severance compensation payable as a result of a qualifying termination on or after a change in control.

On March 18, 2016, the Company entered into a Second Amendment to Severance Compensation Agreement with Mr. Scott that extended the term of his January 11, 2016 amendment from March 31, 2016 to June 30, 2016.

On July 8, 2016, the Company entered into a Third Amendment to Severance Compensation Agreement with Mr. Scott that (i) reduced his salary from $21,000 to $12,000 per month and (ii) extended the term of his March 18, 2016 amendment from June 30, 2016 to December 31, 2016.

On December 30, 2016, the Company entered into a Fourth Amendment to Severance Compensation Agreement (the “Fourth Amendment”) with Mr. Scott that extended the term of his July 8, 2016 amendment from December 31, 2016 to May 31, 2017.  In addition, pursuant to the Fourth Amendment, the separation compensation to be received by Mr. Scott under the Severance Compensation Agreement as a result of a qualifying termination on or after a change in control was reduced from two times to one times the sum of (a) Mr. Scott’s base salary as of January 1, 2016 plus (b)  the greater of (i) the average of Mr. Scott’s annual bonus amount for the two fiscal years prior to January 1, 2016 or (ii) the target bonus amount established for Mr. Scott for the fiscal year in which the date of termination occurs, or, if none, an amount equal to 20% of Mr. Scott’s base salary for such fiscal year.  Mr. Scott agreed to the severance compensation reductions set forth in the Fourth Amendment in exchange for the receipt of a stock option grant to purchase 200,000 Common Shares, half of which vested on each of March 31, 2017 and June 30, 2017.

On June 7, 2017, the Company entered into a Fifth Amendment to Severance Compensation Agreement with Mr. Scott that (i) increased his salary from $12,000 to $14,000 per month and (ii) extended the term of his December 30, 2016 amendment from May 31, 2017 to August 31, 2017.

On August 29, 2017, the Company entered into a Sixth Amendment to Severance Compensation Agreement with Mr. Scott that extended the term his June 7, 2017 amendment from August 31, 2017 to October 31, 2017.

On November 2, 2017, the Company entered into a Seventh Amendment to Severance Compensation Agreement (the “Seventh Amendment”) with Mr. Scott pursuant to which Mr. Scott’s monthly base salary as of November 1, 2017 was increased from $14,000 to $17,500, and any potential severance compensation to be received by Mr. Scott under the Severance Compensation Agreement as a result of a qualifying termination prior to or on or after a change in control was changed from (a) one times the sum of (i) Mr. Scott’s base salary, defined as the highest annual base salary in effect during the two-year period immediately preceding the date of termination, plus (ii) the average of Mr. Scott’s annual bonus amount for the two fiscal years prior to a qualifying termination or if on or after a change in control, an amount equal to 20% of Mr. Scott’s base salary for such fiscal year if greater than the average of the prior two years, to (b) one times Mr. Scott’s base salary, defined as the highest annual base salary as of the prior two-year period immediately preceding the date of termination.  In addition, pursuant to the Seventh Amendment, Mr. Scott would no longer be eligible to be reimbursed for premiums paid for up to 12 months of continuation coverage under COBRA as a result of a qualifying termination prior to or on or after a change of control.  Lastly, pursuant to the Seventh Amendment, Mr. Scott was awarded a cash performance bonus in the amount of $30,000 in recognition for his work in completing the strategic transaction between the Company and Synchron.

As a result of the multiple amendments to Mr. Scott’s Severance Compensation Agreement, the NCG&C Committee recommended to the Board that Rare Element Resources, Inc. enter into a revised employment agreement with Mr. Scott to replace his prior employment and severance compensation agreements, as amended.  On February 22, 2018, effective as of January 1, 2018, Rare Element Resources, Inc. and Mr. Scott entered into an Employment Agreement to replace the prior employment and severance compensation agreements, as amended (the

“Employment Agreement”).  Pursuant to the terms of the Employment Agreement, (i) Mr. Scott’s initial annual base is US$210,000, effective as of January 1, 2018; (ii) Mr. Scott will be eligible to receive an annual performance bonus and such long-term incentive awards as may be determined by the Board; and (iii) Mr. Scott will be eligible to participate in the employee benefit programs, if offered, by the Company.

Additionally, Mr. Scott is entitled to separation benefits in the event that his employment is terminated by the Company without “cause” or by Mr. Scott for “good reason” (in each case, as defined in the Employment Agreement) due to certain reasons, including a material change in title or duties, a material reduction in compensation, a material geographic relocation, or a material breach of the Employment Agreement by the Company, in each case which the Company has failed to cure.  The severance payment to be received by Mr. Scott upon termination under the circumstances described above will be equal to one year of Mr. Scott’s base salary in effect on the date of termination and paid to Mr. Scott in a lump sum 60 days after the date of such termination.  In addition, Mr. Scott’s equity incentive awards will vest automatically upon such termination.

Equity Plan

As of the date of this Circular, stock option grants are outstanding pursuant to a rolling 10% stock option plan (the “10% Rolling Stock Option Plan”) pursuant to which there are currently 4,031,400 stock options outstanding, representing approximately 5% of the current outstanding Common Shares of the Company.  Material terms of the 10% Rolling Stock Option Plan are set out below.

The NCG&C Committee may, subject to ratification from the Board, from time to time grant to directors, employees or consultants options to acquire shares of the Company under the 10% Rolling Stock Option Plan.  The maximum number of shares issuable under the 10% Rolling Stock Option Plan shall not in the aggregate exceed 10% of the issued and outstanding shares (calculated as at the award date of such options).  The Company is prohibited from granting options (i) to any one person where the grant would result in such person holding options to acquire shares in excess of 5% of the issued and outstanding shares of the Company; or (ii) that will result in the number of shares issuable to insiders of the Company at any time being in excess of 10% of the issued and outstanding shares as at the award date or that will result in the number of shares issued to insiders of the Company within any one-year period being in excess of 10% of the issued and outstanding shares as at the award date under the 10% Rolling Stock Option Plan or when combined with all of the Company’s other security-based compensation arrangements.

The exercise price of options shall be determined by the NCG&C Committee as of the award date and shall not be less than the closing price of the shares on the stock exchange where the majority of the trading volume and value of the shares occurs on the last day immediately preceding the award date.  The NCG&C Committee retains the discretion to impose vesting periods on any options granted.  The Company does not offer financial assistance in respect of the exercise of options.

The expiry date of an option shall be determined in the discretion of the NCG&C Committee and shall not exceed the tenth anniversary of the award date of such option subject to extensions in the case of a trading blackout.  Unless the NCG&C Committee decides otherwise, options granted under the 10% Rolling Stock Option Plan will expire (i) one year after the option holder’s death or disability, and any options which are unvested as of the date of death or disability will not vest; (ii) 90 days after an option holder who is a director ceases to be a director of the Company other than by reason of death or disability, in which case all unvested options shall immediately vest and become exercisable unless the option holder continues to be an employee or consultant, in which case the options will not so vest and the expiry date will remain unchanged; (iii) on the date the option holder ceases to be a director as the result of certain prescribed circumstances, in which case any unvested options will not vest; (iv) 90 days after the option holder ceases to be employed by the Company (other than by reason of death, disability, mandatory retirement, a change of control, termination for cause or as a result of an order of a regulatory body) unless the employee continues to be a director or consultant, in which case the expiry date remains unchanged, or unless the option holder ceases to be an employee (a) as a result of termination for cause; or (b) by order of the British Columbia Securities Commission, the Ontario Securities Commission, or any other regulatory body having jurisdiction to so order, in which case the expiry date shall be the date the option holder ceases to be an employee (all options which are not vested as of the date the employee ceases to be employed shall not vest unless the option holder continues to be a director or consultant of the Company, in which case the vesting of the options shall be unchanged; if the employee ceases to be an employee by reason of mandatory retirement, all unvested options will immediately vest and become exercisable and the expiry date will be one year from the date of retirement); (v) 90 days after an option holder who is a consultant of the Company ceases to be a consultant by reason of the completion or termination of the contract under which the consultant provides services to the Company unless the option holder continues to be engaged as a director or employee of the Company, in which case the expiry date shall be 90 days after the date the option holder ceases to be a director or employee.  Any options which are unvested as of the date the option holder ceases to be a consultant will not vest unless the option holder continues to be engaged as a director or employee, in which case the vesting of the options shall be unchanged.  If upon completion of the contract under which the consultant provided services to the Company the consultant is subsequently hired by the Company as an employee, the options previously granted to the consultant will flow through to the employee on the same terms and conditions as the original grant of options.

In the case of an employee or consultant (who is not also a director or officer) ceasing to be an employee or a consultant as a result of a change of control at any time within six months after the effective date of the change of control, notwithstanding the vesting provisions of the option, all unvested options of the option holder will immediately vest and become immediately exercisable, and the expiry date shall be the earlier of the pre-existing expiry date and the date 90 days following the date on which the employee or consultant ceased to be such.  In the case of a director or officer who ceases to be an employee, director or consultant under these circumstances, all unvested options of the option holder will immediately vest and become immediately exercisable, and the expiry date shall be the earlier of the pre-existing expiry date and the date two years following the date on which the employee, director or consultant ceased to be such.  In the event that the Company enters into an agreement with another entity which may result in a change of control, or a “takeover bid” within the meaning of the Securities Act (British Columbia) is made for the Company by another entity which may result in a change of control, all unvested options of the option holders will immediately vest and become immediately exercisable as of the date of the agreement or takeover bid.

Options are non-assignable and non-transferable.  Notwithstanding the foregoing, an option holder may transfer an option to a corporation which is 100% owned by the option holder provided that the transfer is permitted by, and is effected in accordance with, the applicable securities laws.

The Board shall have the power, without shareholder approval, at any time and from time to time, either prospectively or retrospectively, to amend, suspend or terminate the 10% Rolling Stock Option Plan or any option granted under the 10% Rolling Stock Option Plan, provided always that any such amendment shall not, without the consent of the option holder, alter the terms or conditions of any option or impair any right of any option holder pursuant to any option awarded prior to such amendment in a manner materially prejudicial to such option holder.  Additionally, such termination shall be subject to any necessary stock exchange, regulatory or shareholder approval.

The 10% Rolling Stock Option Plan was initially approved by shareholders of the Company at the annual and special meeting of shareholders on December 2, 2011.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth the outstanding option awards held by the NEO of the Company as of December 31, 2017.  All grants were made under the 10% Rolling Stock Option Plan.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Randall J. Scott	75,000	-	1.24	12/17/2018
President and	100,000	-	0.32	1/22/2020
Chief Executive Officer	150,000	-	0.04	12/13/2021
	200,000	-	0.04	12/29/2021
		250,000	0.25	11/17/2022

OPTION EXERCISES

There were no options exercised by any NEO during the fiscal year ended December 31, 2017.

PENSION BENEFITS AND NON-QUALIFIED DEFERRED COMPENSATION

The Company does not have a pension plan that provides for payments or benefits to the NEO at, following or in connection with retirement.  During the fiscal year ended December 31, 2017 the Company did not have any nonqualified deferred compensation.

POTENTIAL PAYMENTS UPON TERMINATION

Previously, the Company had entered into employment and severance compensation agreements with Mr. Scott, which agreements were replaced with the Employment Agreement effective as of January 1, 2018.  Pursuant to the Employment Agreement, Mr. Scott is entitled to separation benefits in the event that his employment is or was terminated by the Company without “cause” or by Mr. Scott for “good reason” (in each case, as defined in the Employment Agreement) due to certain reasons, including a material change in title or duties, a material reduction in compensation, a material geographic relocation, or a material breach of the Employment Agreement by the Company, in each case which the Company has failed to cure.  The separation benefits to be received by Mr. Scott upon termination under the circumstances described above will be or were equal to Mr. Scott’s base salary.  The benefit is not contingent upon any change in control.  The separation benefit will be or were to be paid to Mr. Scott in a lump sum 60 days after the date of such termination.  In addition, Mr. Scott’s equity incentive awards will or were to vest automatically upon such termination.

The table below sets out the estimated payments due to the NEO employed by the Company as of December 31, 2017 on a qualifying termination without cause, assuming termination took place pursuant to the Employment Agreement effective as of January 1, 2018:

Name
	Base Salary	Total (1)
	($)	($)
Randall J. Scott	210,000	210,000

(1)

Termination payments, if applicable, are made in a lump sum to the NEO upon a qualifying termination.  The January 1, 2018 Employment Agreement replaced the prior employment and severance compensation agreements, as amended, with Mr. Scott.  The prior severance compensation agreement, as amended, allowed for additional payments of an average bonus payment.

DIRECTOR COMPENSATION

From December 31, 2015 to December 31, 2017, the outside directors received no annual cash compensation as such compensation had been suspended as part of the Company’s cash conservation measures.  As of January 1, 2018, the Board determined that director cash-retainer compensation would resume.  As of that date, outside directors other than the Chairman receive annual compensation of $12,500, paid pro rata on a quarterly basis.  The

Chairman receives annual compensation of $30,000 per year.  The directors of the Company are encouraged to hold Common Shares in the Company, thereby aligning their interests with those of the shareholders.  In addition to the annual compensation and stock option awards, the Company pays compensation to the chair of the Audit Committee of $7,500 and the chair of the NCG&C Committee of $5,000 per year.

The following table sets forth information regarding the compensation received by each of the Company’s outside directors during the fiscal year ended December 31, 2017:

Name	Option Awards (1) ($)		Total ($)
Gerald W. Grandey	30,208		30,208
Lowell A. Shonk	20,139		20,139
Paul J. Schlauch	39,642	(2)	39,642
Kenneth J. Mushinski	-		-
David I. Roberts	-		-

(1)

The grant date fair value of option-based awards which are granted during the fiscal year ended December 31, 2017 is determined by the Black-Scholes Option Pricing Model with certain assumptions for the risk-free interest rate, dividend yields, volatility factors of the expected market price of the Company’s Common Shares and the expected life of the options.  All options granted expire five years after the grant date.  Except as otherwise noted in Footnote 2 below, all options grants above have the same vesting schedule: 50% vests 12 months after the grant date and 50% vests 24 months after the grant date.

(2)

Mr. Schlauch’s option awards include 150,000 options granted in January 2017 relating to 2017 Board compensation and 100,000 options granted in November 2017 relating to 2018 Board compensation.  Fifty percent of the January 2017 grant vested on March 31, 2017, and the other 50% will vest on June 30, 2018.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets out those securities of the Company which have been authorized for issuance under equity compensation plans, as at December 31, 2017:

	Number of securities to be issued upon exercise/conversion of outstanding options and rights	Weighted-average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by securityholders	4,031,400	0.44	3,927,788
Equity compensation plans not approved by securityholders	N/A	N/A	N/A
Total	4,031,400	0.44	3,927,788

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of the current or former directors, executive officers of the Company or the proposed nominees for election to the Board of the Company, nor any associate or affiliate of the foregoing persons, are or have been indebted to the Company since the beginning of the fiscal year ended December 31, 2017.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director or executive officer of the Company or any of the Board’s nominees for election as a director of the Company, nor any associate or affiliate of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, since the beginning of the Company’s last fiscal year in matters to be acted upon at the Meeting, other than the election of directors.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

None of the persons who were directors or executive officers of the Company or a subsidiary of the Company at any time during the fiscal year ended December 31, 2017, the proposed nominees for election to the Board of the Company, any person or company who beneficially owns, directly or indirectly, or who exercises control or direction over (or a combination of both) more than 10% of the issued and outstanding Common Shares of the Company, nor any associate or affiliate of those persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any transaction or proposed transaction which has materially affected or would materially affect the Company.

MANAGEMENT CONTRACTS

No management functions of the Company are, to any substantial degree, performed by a person or company other than the directors or executive officers of the Company, in their roles as such.

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PARTIES

The Company’s written corporate governance policies generally discourage transactions involving a potential conflict of interest.  The NCG&C Committee is generally responsible for overseeing compliance with the Company’s corporate governance policies, which require that transactions that could reasonably be considered to present a conflict of interest be reported to the NCG&C Committee.  However, the Audit Committee is responsible for overseeing compliance with the Code of Conduct contained in the Company’s corporate governance policies.  Specifically, the Audit Committee is responsible for reviewing and overseeing any transaction or contract exceeding or likely to exceed $120,000 involving the Company and a related party, including transactions subject to disclosure under Item 404 of Regulation S-K.  Generally, in reviewing such transactions, the Audit Committee considers the relevant facts and circumstances available and deemed relevant to each determination.

There are no material interests, direct or indirect, of any other director nominee or any of the current directors, executive officers, or any shareholder who beneficially owns, directly or indirectly, more than 5% of the outstanding Common Shares, or immediate family members of such persons, in any transaction since January 1, 2017, or in any proposed transaction in which the amount involved exceeded $120,000.

GENERAL MATTERS

It is not known whether any other matters will come before the Meeting other than those set forth above and in the Notice of Meeting, but if any other matters do arise, the person named in the Proxy intends to vote on any poll, in accordance with his or her best judgment, exercising discretionary authority with respect to amendments or variations of matters set forth in the Notice of Meeting and other matters which may properly come before the Meeting or any adjournment of the Meeting.

SHAREHOLDER PROPOSALS

Under the British Columbia Act (“BCA”), the statute under which the Company is incorporated, shareholder proposals, including director nominees, must be received at the registered office of the Company at least three months before the anniversary of the previous year’s annual general meeting.  Under Rule 14a-8(e) of Regulation 14A to the Exchange Act, subject to certain exceptions, shareholder proposals must be received at the Company’s principal executive offices not less than 120 calendar days before the one-year anniversary of the Company’s release to shareholders of its management information and proxy circular in connection with the previous year’s annual meeting; however, because the date of the annual meeting for the fiscal year ended December 31, 2017 has been changed by more than 30 days from the date of the previous year’s meeting, the deadline is a reasonable time before the Company begins to print and send its proxy materials.  Because the shareholder proposal deadline under the BCA is more stringent for the Company and more favourable for shareholders, the Company will abide by it.  Accordingly, to be eligible for inclusion in the Company’s management information and proxy circular for the annual meeting of shareholders of the Company for the fiscal year ended December 31, 2018, shareholder proposals prepared in accordance with applicable laws must be received at the Company’s registered office on or before February 24, 2019, assuming the annual meeting is held on May 24, 2019.

Advance Notice Policy

The Board adopted an advance notice policy (the “Policy”) on November 7, 2012.  The purpose of the Policy is to (i) facilitate an orderly and efficient annual general or, where the need arises, special meeting process, (ii) ensure that all shareholders receive adequate notice of the director nominations and sufficient information regarding all director nominees, and (iii) allow shareholders to register an informed vote after having been afforded reasonable time for appropriate deliberation.

The Policy, among other things, includes a provision that requires advance notice to the Company in certain circumstances where nominations of persons for election to the Board are made by shareholders of the Company.  The Policy fixes a deadline by which director nominations must be submitted to the Company prior to any annual or special meeting of shareholders and sets forth the information that must be included in the notice to the Company for the notice to be in proper written form.

In the case of an annual meeting of shareholders, notice to the Company must be made not less than 30 days nor more than 65 days prior to the date of the annual meeting; provided, however, that in the event that the annual meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the 10th day following such public announcement.

In the case of a special meeting of shareholders, which is not also an annual meeting, called for the purpose of electing directors (whether or not called for other purposes), notice to the Company must be made not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting was made.  The full text of the Policy is available under the Company’s profile at www.sedar.com.

ADDITIONAL INFORMATION AND AVAILABILITY OF DOCUMENTS

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on May 24, 2018.

The Company will provide to any person or corporation, upon request, one copy of any of the following documents:

(a)

the Company’s Annual Report on Form 10-K (or annual information form), together with any document, or the pertinent pages of any document, incorporated therein by reference;

(b)

the comparative financial statements and management’s discussion and analysis of the Company for the fiscal year ended December 31, 2017 in respect of which such financial statements have been issued, together with the report of the auditor thereon, and any interim financial statements and management’s discussion and analysis of the Company subsequent to the financial statements for the fiscal year ended December 31, 2017; and

(c)

this Circular.

Copies of the foregoing documents are also available on the Company’s website at www.rareelementresources.com, or copies of the above documents will be provided by the Corporate Secretary of the Company, upon request, by mail at P.O. Box 271049, Littleton, Colorado 80127 or by e-mail at info@rareelementresources.com, free of charge to shareholders of the Company.  The Company may require the payment of a reasonable charge from any person or corporation that is not a shareholder of the Company and that requests a copy of any such document.  Financial information relating to the Company is provided in the Company’s comparative financial statements and management’s discussion and analysis for the fiscal year ended

December 31, 2017.  Additional information relating to the Company is available electronically on SEDAR at www.sedar.com and on EDGAR at www.sec.gov/edgar.shtml.

If you would like directions to the Meeting, contact the Company through the methods described above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership of our equity securities on Form 3 and reports of changes in ownership on Form 4 or Form 5, as appropriate.  Persons subject to Section 16 are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file.  Based solely on a review of such forms furnished to the Company, we believe that for the fiscal year ended December 31, 2017 all required reports were filed on a timely basis under Section 16(a), except that (i) on October 18, 2017, each of General Atomic Technologies Corporation and Tenaya Corporation filed a late Form 3 to report its initial statement of beneficial ownership of securities after becoming a greater than 10% beneficial owner of Common Shares on October 2, 2017 and (ii) on October 19, 2017, Synchron filed a late Form 3 to report its initial statement of beneficial ownership of securities after becoming a greater than 10% beneficial owner of Common Shares on October 2, 2017.

MULTIPLE SHAREHOLDERS SHARING THE SAME ADDRESS

U.S. regulations regarding the delivery of copies of proxy materials and annual reports to shareholders permit the Company and brokerage firms to send one annual report and proxy statement to multiple shareholders who share the same address under certain circumstances.  Shareholders who hold their shares through a broker may have consented to reducing the number of copies of materials delivered to their address.  In the event that a shareholder wishes to revoke such a consent previously provided to a broker, the shareholder must contact the broker to revoke the consent.  In any event, if a shareholder wishes to receive a separate Circular and accompanying materials for the Meeting or the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2017, the shareholder may receive copies by contacting the Corporate Secretary of the Company at P.O. Box 271049, Littleton, Colorado 80127.  Shareholders receiving multiple copies of these documents at the same address can request delivery of a single copy of these documents by contacting the Company in the same manner.  Persons holding shares through a broker can request a single copy by contacting the broker.

BOARD APPROVAL

The contents of this Circular have been approved and its mailing authorized by the Board of the Company.

DATED at Littleton, Colorado, the 13th day of April, 2018

ON BEHALF OF THE BOARD

RANDALL J. SCOTT

President, Chief Executive Officer and Director

Appendix “A”

Form of Proxy

Rare Element Resources

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 9:59 p.m. Mountain Standard Time on Wednesday, May 23, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 9:59 p.m. Mountain Standard Time on Wednesday, May 23, 2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E45137-P05183

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RARE ELEMENT RESOURCES LTD.

1. Election of Directors	For	Withhold
1a. Gerald W. Grandey	☐	☐
1b. F. Steven Mooney	☐	☐
1c. Kenneth J. Mushinski	☐	☐
1d. David I. Roberts	☐	☐
1e. Paul J. Schlauch	☐	☐
1f. Randall J. Scott	☐	☐
1g. Lowell A. Shonk	☐	☐

The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain
2. **Appointment of Auditor** Ratify the appointment of EKS&H LLLP, Certified Public Accountants, as auditor of the Company for the ensuing year.	☐	☐	☐
3. **Advisory Vote on Executive Compensation** Approve, on a non-binding advisory basis, the compensation of the Company's named executive officer as disclosed in the enclosed proxy circular.	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:	3 Years	2 Years	1 Year	Abstain
4. **Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation** Approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company's named executive officers.	☐	☐	☐	☐

If you wish to appoint someone other than Gerald W. Grandey, Chairman of the Company, or Randall J. Scott, a Director of the Company, as your proxy, please check box here. Please do not check box unless you want to exercise this option. ☐

Interim Financial Statements
Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐ Yes ☐ No

Annual Financial Statements
Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐ Yes ☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Appendix “B”

Form of Notice

*** Exercise Your *Right* to Vote ***

RARE ELEMENT RESOURCES LTD.

Meeting Information

Meeting Type: 2018 Annual Meeting
For holders as of: March 29, 2018
Date: May 24, 2018 **Time:** 3:00 p.m., local time
Location: Offices of General Atomics Affiliates
7800 East Dorado Place
2nd Floor Conference Room
Greenwood Village, Colorado 80111

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E45156-P05218

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY CIRCULAR ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 10, 2018 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "*legal proxy*." To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements, including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

E45157-P05218